PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

DATED APRIL 6, 2012

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ONVIA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

DATED APRIL 6, 2012

2012 PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

Seattle, Washington

—, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of the Stockholders of Onvia, Inc. (“Onvia”) and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held on —, 2012 at —:— Pacific Time, at our executive offices located at 509 Olive Way, Suite 400, Seattle, Washington 98101.

The principal business of the Annual Meeting is stated on the attached Notice of Annual Meeting of Stockholders and includes the election of three (3) nominees for election as directors and the ratification of Onvia’s Section 382 Tax Benefits Preservation Plan.

We have received a letter from STG III, LLC, an affiliate of Symphony Technology Group, a private equity fund, which, together with its affiliates STG UGP, LLC, STG III GP, L.P., STG III-A, L.P. and Romesh Wadhwani (collectively, the “Symphony Group”), owns 14.63% of Onvia’s common stock, expressing their intention to nominate their own slate of three (3) nominees for election as directors at the 2012 Annual Meeting of Stockholders, in opposition to the three director candidates we have nominated. While we do not know whether the Symphony Group will in fact solicit proxies or nominate persons for election as directors at the Annual Meeting, you may receive an opposing proxy statement and proxy card and letters or other proxy solicitation materials from the Symphony Group. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the Symphony Group contained in any proxy solicitation materials filed or disseminated by the Symphony Group or any other statements that they may otherwise make.

Your Board of Directors has not approved or endorsed any of the Symphony Group’s nominees for election as directors and strongly urges you NOT to sign or return any proxy card that the Symphony Group may send to you. Even a “WITHHOLD” vote with respect to the Symphony Group’s nominees on its proxy card will cancel any previously submitted WHITE proxy card. Even if you sign a proxy card sent to you by the Symphony Group, you have the right to change your vote by using the enclosed WHITE proxy card. Only the latest dated proxy card you vote will be counted.

We believe that the current Board, with its breadth of relevant and diverse experience, represents the best interests of our stockholders and that the three directors nominated by the Board should be re-elected. Accordingly, your Board of Directors unanimously recommends that you vote FOR the Board’s three (3) nominees, Jeffrey C. Ballowe, Robert G. Brown and Michael E.S. Frankel, using the enclosed WHITE proxy card. Your VOTE is important to the future of Onvia. We appreciate your support and look forward to seeing you at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote your shares using the Internet, the phone, or by mail by returning the WHITE proxy card enclosed.

Sincerely,

D. Van Skilling Chairman of the Board	Henry G. Riner President & CEO

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

DATED APRIL 6, 2012

Notice of Annual Meeting of Stockholders

When:	—:—, Pacific Time, —, 2012

Where:	509 Olive Way, Suite 400 Seattle, Washington 98101

Record Date:	—, 2012

Agenda:	1. Election of three Class III directors to serve a term of three years and until their respective successors shall have been selected and qualified.

2. Ratification of the Onvia, Inc. Section 382 Tax Benefits Preservation Plan.

3. Any other business, if any, that may properly come before the 2012 Annual Meeting of Stockholders and any postponement or adjournment thereof (the “Annual Meeting”).

The Board of Directors unanimously recommends that you vote FOR the election of the Board’s three (3) nominees for directors and FOR Item 2.

More information on all of these matters is included in the following Proxy Statement. You are entitled to vote on these matters and to attend the Annual Meeting and any postponement or adjournment of the Annual Meeting if you held Onvia shares as of the close of business on our record date, —, 2012.

This year’s Annual Meeting is particularly important and YOUR vote is extremely important.

As you may be aware, earlier this year, we received a letter from STG III, LLC, an affiliate of Symphony Technology Group, a private equity fund, which, together with its affiliates STG UGP, LLC, STG III GP, L.P., STG III-A, L.P. and Romesh Wadhwani (collectively, the “Symphony Group”), owns 14.63% of Onvia’s common stock, expressing their intention to nominate their own slate of three (3) nominees for election as directors at the 2012 Annual Meeting of Stockholders, in opposition to the three director candidates we have nominated. While we do not know whether the Symphony Group will in fact solicit proxies or nominate persons for election as directors at the Annual Meeting, you may receive an opposing proxy statement and proxy card and letters or other proxy solicitation materials from the Symphony Group. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the Symphony Group contained in any proxy solicitation materials filed or disseminated by the Symphony Group or any other statements that they may otherwise make.

Your Board of Directors has not approved or endorsed any of the Symphony Group’s nominees for election as director and strongly urges you NOT to sign or return any proxy card that the Symphony Group may send to you. Even a “WITHHOLD” vote with respect to the Symphony Group’s nominees on its proxy card will cancel any previously submitted WHITE proxy card. Even if you have previously signed a proxy card sent to you by the Symphony Group, you have the right to change your vote by delivering a subsequent proxy using the enclosed WHITE proxy card, or, if you do not receive a proxy card, the voting instruction form provided by your bank or broker. Only the latest dated proxy card or voting instruction form you vote will be counted.

Your Board of Directors unanimously recommends that you vote FOR the Board’s three (3) nominees, Jeffrey C. Ballowe, Robert G. Brown and Michael E.S. Frankel, using the enclosed WHITE proxy card.

This Proxy Statement is being sent to Onvia’s stockholders on or about —, 2012.

Voting Instructions—YOUR VOTE IS IMPORTANT!

Please vote your shares, whether or not you plan to attend the Annual Meeting, by completing and returning your WHITE proxy card or using the Internet or phone and following the instructions on your WHITE proxy card or voting instruction form. This helps to ensure the presence of a quorum at our Annual Meeting so we can transact business. When you vote your shares promptly, you also help save costs we might otherwise incur for additional proxy solicitation. Voting now by Internet, phone or mail will not prevent you from changing your vote later. Instructions for changing your vote are given on page 5.

For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose related to the Annual Meeting, during ordinary business hours at our executive offices located at 509 Olive Way, Suite 400, Seattle, Washington 98101.

PLEASE DO NOT SUBMIT A PAPER PROXY CARD OR VOTING INSTRUCTION FORM

IF YOU ARE VOTING BY INTERNET OR PHONE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held

on —, 2012.

This Proxy Statement and 2011 Annual Report are available at http://www.edocumentview.com/ONVI.

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING WHITE PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE OR VOTE BY INTERNET OR TELEPHONE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

DATED April 6, 2012

ONVIA, INC.

509 Olive Way, Suite 400

Seattle, Washington 98101

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

—, 2012

The Board of Directors is issuing this Proxy Statement to solicit proxies for the Annual Meeting of Stockholders (including any postponement or adjournment thereof, the “Annual Meeting”) on —, 2012 at 509 Olive Way, Suite 400, Seattle, Washington 98101. This Proxy Statement contains important information about the business matters that will be voted on at the Annual Meeting. This Proxy Statement and WHITE proxy card were first sent to stockholders on or about —, 2012.

GENERAL INFORMATION

Why am I receiving these materials?

We sent you this Proxy Statement because your Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. This Proxy Statement, the accompanying WHITE proxy card and the 2011 Annual Report to stockholders for the fiscal year ended December 31, 2011, are being made available to stockholders beginning on or about —, 2012. Please read this Proxy Statement, as it contains important information you need to know to vote at the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

•	The election of three Class III directors to serve for three-year terms and until their respective successors shall have been selected and qualified;

•	Ratification of the Onvia, Inc. Section 382 Tax Benefits Preservation Plan; and

•	Any other matters, if any, as may properly be brought before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on —, 2012 at — p.m., local time, at Onvia’s corporate offices located at 509 Olive Way, Suite 400, Seattle, Washington 98101.

How does the Board of Directors recommend that I vote?

Your Board of Directors unanimously recommends that you vote as follows:

FOR all three (3) persons nominated as Class III directors by your Board of Directors (Jeffrey C. Ballowe, Robert G. Brown and Michael E.S. Frankel); and

FOR the ratification of the Onvia, Inc. Section 382 Tax Benefits Preservation Plan.

Will there by a proxy contest for the election of directors at the Annual Meeting?

On February 9, 2012, we received a letter from STG III, LLC, an affiliate of Symphony Technology Group, a private equity fund, which, together with its affiliates STG UGP, LLC, STG III GP, L.P., STG III-A, L.P. and Romesh Wadhwani (collectively, the “Symphony Group”), owns 14.63% of Onvia’s common stock, expressing their intention to nominate their own slate of three (3) nominees for election as directors at the 2012 Annual Meeting of Stockholders, in opposition to the three director candidates we have nominated. While Onvia does not know whether the Symphony Group will in fact solicit proxies or nominate persons for election as directors at the Annual Meeting, you may receive an opposing proxy statement and proxy card and letters or other proxy solicitation materials from the Symphony Group. We are not responsible for the accuracy of any information provided by or relating to the Symphony Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Symphony Group or any other statements that they may otherwise make.

Your Board has not approved or endorsed the nominees of the Symphony Group and strongly urges you not to sign or return any proxy card that the Symphony Group may send to you and to discard any proxy materials and proxy cards that you may receive from the Symphony Group. We believe that the current Board, with its breadth of relevant and diverse experience, represents the best interests of our stockholders and that the three directors nominated by the Board should be re-elected. Your Board unanimously recommends that you vote FOR all the Board’s nominees (Jeffrey C. Ballowe, Robert G. Brown and Michael E.S. Frankel), using the enclosed WHITE proxy card or by voting by Internet or telephone as described in this proxy statement.

What do I do if I receive a proxy card from the Symphony Group?

THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM THE SYMPHONY GROUP.

Even a “WITHHOLD” vote with respect to the Symphony Nominees on their proxy card will cancel any proxy previously given to Onvia.

If you previously signed a proxy card sent to you by the Symphony Group, you can change or revoke that proxy and vote for the Board of Directors’ nominees by (i) visiting the website noted on the WHITE proxy card to submit your vote on the Internet, (ii) using the telephone number on the WHITE proxy card to submit your vote telephonically, (iii) signing, dating and returning the WHITE proxy card in the enclosed envelope to vote by mail, or (iv) attending the Annual Meeting to vote in person. Only your latest-dated proxy will be voted at the Annual Meeting.

If you return a signed WHITE proxy card without indicating how your shares should be voted, the shares represented by your proxy will be voted “FOR” the Board of Directors’ three (3) nominees identified in Proposal No. 1 (Jeffrey C. Ballowe, Robert G. Brown and Michael E.S. Frankel), “FOR” the ratification of the Section 382 Tax Benefits Preservation Plan and “FOR” the other matters that may come before the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors has fixed the close of business on —, 2012 as the record date for determining those stockholders entitled to notice of, and to vote on, all matters that may properly come before the Annual Meeting. As of the record date, Onvia had — outstanding shares of common stock entitled to notice of, and to vote at, the Annual Meeting.

What are the voting rights of stockholders?

Each holder of record of common stock on the record date will be entitled to one vote for each share of our common stock held on all matters submitted to the stockholders. Under our Certificate of Incorporation, stockholders do not have cumulative voting rights in the election of directors.

How many votes must be present to hold the Annual Meeting?

To conduct business at the Annual Meeting, a quorum must be present. The presence in person or by proxy of stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting shall constitute a quorum. Stockholders present in person or represented by proxy (including stockholders who abstain or do not vote with respect to one or more of the matters presented for stockholder approval) and “broker non-votes” will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

How do I vote my shares?

In addition to voting in person at the Annual Meeting or any postponement or adjournment thereof, you may vote by mail, Internet or telephone.

Voting by Internet or Telephone. If you are a registered stockholder (that is, if your stock is registered in your name), you may also vote by Internet or telephone by following the instructions included with your WHITE proxy card. You are encouraged to vote electronically by Internet or telephone. The procedures for each of these voting methods is set forth below.

Vote by Internet. Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your WHITE proxy card in hand when you call. You will be prompted to enter your Control Number(s) which is located on your proxy card and then follow the directions given to obtain your records and create a voting instructions form.

Vote by Telephone. Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your WHITE proxy card in hand when you call. You will be prompted to enter your Control Number(s) which is located on your WHITE proxy card and then follow the directions given.

If you vote by Internet or telephone, you do not need to return your WHITE proxy card.

If your shares are held in “street name” (that is, if your stock is registered in the name of your broker, bank or other nominee), please check your proxy card or contact your broker, bank or other nominee to determine whether you will be able to vote by Internet or telephone.

Voting by Mail. To vote by mail, please sign, date and return to Onvia as soon as possible the enclosed WHITE proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by Internet or by telephone as described above, you need not also mail a proxy to Onvia.

Voting at the Annual Meeting. You may vote by ballot in person at the Annual Meeting. If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a power of attorney or other proxy authority from that organization and bring it to the Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. Even if you plan to attend the Annual Meeting, you are encouraged to submit a WHITE proxy card or vote by Internet or telephone to ensure that your vote is received and counted. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

What vote is required?

Election of directors.

Directors are elected by a plurality of the votes cast for election of directors and only three directors may be elected at the Annual Meeting. The directors elected will be the three (3) nominees that receive the highest number of “FOR” votes cast at the Annual Meeting (the “Elected Nominees”) by stockholders present, in person, or by proxy, and entitled to vote. The Elected Nominees will serve for a three-year term as Class III directors. If a stockholder does not vote for the election of directors because the authority to vote is withheld, because a proxy is not returned, because the broker holding the shares does not vote, or because of some other reason, the shares will not count in determining the total number of votes for each nominee.

WHITE Proxies signed and returned unmarked will be voted FOR the Board’s three (3) nominees for Class III directors (Jeffrey C. Ballowe, Robert G. Brown and Michael E.S. Frankel). Please note that brokers may not vote on the election of directors in the absence of specific client instruction. Those who hold shares in a brokerage account are encouraged to provide voting instructions to their broker. Votes that are not returned, withheld or broker non-votes will have no effect on the outcome of the election.

If any nominee is unable to act as director because of an unexpected occurrence, the proxy holders may vote the proxies for another person or the Board of Directors may reduce the number of directors to be elected.

Ratification of Section 382 Tax Benefits Preservation Plan

The proposal to ratify the Section 382 Tax Benefits Preservation Plan will be adopted if a majority of the votes present in person or by proxy and voting on this matter are cast FOR the proposal. You may vote for, against or abstain from approving the proposal. Votes that are not returned, withheld or broker non-votes will have no effect on the outcome of the proposal.

If I give a proxy, how will my shares be voted?

WHITE proxy cards received by us before the Annual Meeting that are properly executed and dated will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy.

If you properly execute and date your WHITE proxy card but do not include voting instructions, your WHITE proxy card will be voted FOR the Board’s three director nominees, FOR the ratification of the Section 382 Tax Benefits Preservation Plan, and in accordance with the best judgment of the named proxies on any other matters that may come before the meeting. Unsigned proxies will not be voted.

If you vote using the website or the telephone number noted on the WHITE proxy card, you do not need to return ANY proxy card.

If the Annual Meeting is postponed or adjourned, a stockholder’s proxy will remain valid and may be voted at the postponed or adjourned meeting. A stockholder still will be able to revoke the stockholder’s proxy until it is voted.

What if other matters are voted on at the Annual Meeting?

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of Onvia. For example, if you do not give instructions on your WHITE proxy card or by Internet or telephone, and a nominee for Director listed on the WHITE proxy card withdraws before the election (which is not now anticipated), your shares will be voted by the proxy holders for any substitute nominee as may be nominated by the Board of Directors. The proxy holders consist of [—] and [—].

On the date we filed this Proxy Statement with the Securities and Exchange Commission, the Board did not know of any other matter to be brought before the Annual Meeting.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed WHITE proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that WHITE proxy card will not be voted at the Annual Meeting. Because only votes cast on the proposals presented at the Annual Meeting will determine the outcome of any vote on the proposals, if you mark your WHITE proxy card “Abstain” with respect to any proposal, your proxy will have no effect on the outcome of the proposals.

Will my shares be voted if I do not provide instructions to my broker or nominee?

If your shares are held in your name, you must return your proxy, vote by telephone or via the Internet, or attend the Annual Meeting in person in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

•	vote your shares on routine matters; or

•	leave your shares unvoted.

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, brokers may vote such shares on behalf of their clients with respect to routine matters, but not with respect to non-routine matters. If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but the broker may not vote on non-routine matters, such as the election of directors or ratification of the Section 382 Tax Benefits Preservation Plan, in the absence of client instruction. This is called a “broker non-vote.” Broker non-votes will be counted for the purpose of determining the presence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority, such as the election of directors or ratification of the Section 382 Tax Benefits Preservation Plan.

Can I revoke my proxy or change my vote?

You may change or revoke your proxy at any time before it is voted by delivering to Onvia’s Corporate Secretary a written instrument revoking the proxy, executing and delivering a new proxy card with a more recent date, or by attending and voting at the Annual Meeting. If you have instructed a broker to vote your shares, you must follow your broker’s directions in order to change those instructions.

What does it mean if I receive more than one WHITE proxy card?

If you hold your shares in more than one account, you will receive a WHITE proxy card for each account. To ensure that all of your shares are voted, please vote using each WHITE proxy card you receive or, if you vote by Internet or telephone, you will need to enter each of your Control Numbers. Remember, you may vote by telephone or Internet by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

As previously noted, the Symphony Group has provided notice that it intends to nominate an opposition slate of three (3) nominees for election as directors at the Annual Meeting. As a result, you may receive proxy cards from both Onvia and the Symphony Group. To ensure that stockholders have Onvia’s latest proxy information and materials to vote, the Board may conduct multiple mailings prior to the date of the Annual Meeting, each of which will include a WHITE proxy card. The Board encourages you to vote each WHITE proxy card you receive.

THE BOARD STRONGLY URGES YOU TO REVOKE ANY PROXY CARD YOU MAY HAVE RETURNED WHICH YOU RECEIVED FROM THE SYMPHONY GROUP. Even a vote “WITHHOLD” with respect to the Symphony Group’s nominees on their proxy card will cancel any previously submitted WHITE proxy card.

Who will solicit proxies on behalf of the Board?

Proxies may be solicited on behalf of the Board, without additional compensation, by Onvia’s directors, officers and regular employees. Such persons are listed in Appendix II to this Proxy Statement.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet, other electronic means and personal solicitation by our directors, officers or other regular employees (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders, will be borne by Onvia. Copies of solicitation material will be furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward this solicitation material, together with our 2011 Annual Report to Stockholders, to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

May I attend the Annual Meeting?

Admission to the Annual Meeting will be by admission ticket only. Family members are welcome to accompany you to the Annual Meeting. If you are a registered stockholder, the [top half of the enclosed WHITE proxy card] is your admission ticket. Neither voting instruction forms provided by your bank, broker or nominee nor proxy cards provided by the Symphony Group will serve as valid admission tickets. Upon arrival at the Annual Meeting, please present your admission ticket and photo identification at the registration desk. If you hold your shares in “street name” (that is, through a broker or other nominee), you may request an admission ticket by writing or phoning Onvia; you will need to bring to the Annual Meeting a letter from the broker or other nominee confirming your beneficial ownership of Onvia shares as of the Record Date in addition to photo identification. Onvia reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date. No cameras, recording equipment, large bags, briefcases or packages will be permitted into the Annual Meeting.

What is Onvia’s Internet address?

Onvia’s Internet address is http://www.Onvia.com. You can access this Proxy Statement and Onvia’s 2011 Annual Report at this Internet address. Onvia’s filings with the SEC are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of this proxy statement and our annual report for the year ended December 31, 2011 are also available on our website at http://www.Onvia.com.

Your vote at this year’s meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone.

The Symphony Group may send you solicitation materials in an effort to solicit your vote to elect three (3) of their nominees to Onvia’s Board. Your Board strongly urges you not to sign or return any proxy card that the Symphony Group may send to you and to discard any proxy materials and proxy cards that you may receive from the Symphony Group.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Onvia’s Board of Directors currently consists of seven directors. For election purposes, the Board is divided into three classes. Each class serves a different three-year term, such that one of the three classes stands for election each year. Three Class III directors will be elected at the 2012 Annual Meeting. Jeffrey C. Ballowe, Robert G. Brown and Michael E.S. Frankel have been designated by the Board as the nominees for election as Class III directors for a term expiring at the Annual Meeting of Stockholders in 2015, and until their successors are duly elected and qualified. Messrs. Ballowe, Brown and Frankel currently serve as directors of Onvia. Each of these nominees was recommended to the Board by the Nominating and Corporate Governance Committee and was approved by the Board. The recommendations of the Board is based on its carefully considered judgment that the experience, record and qualifications of each of its nominees make them the best candidates to serve on the Board. We believe that the current Board, with its breadth of relevant and diverse experience, represents the best interests of our stockholders and that the three directors nominated by the Board should be re-elected.

Although we expect that the nominees of the Board will be available for election, if any of them becomes unable or is unwilling to serve at the time the election occurs, the shares represented by proxies will be voted for the election of a substitute nominee, if any, as designated by the Board of Directors upon the recommendation of the Nominating and Corporate Governance Committee of the Board. The nominees of the Board have consented to serving as nominees for election to the Board, to being named in this Proxy Statement and to serving as members of the Board if elected by Onvia’s stockholders. As of the date of this Proxy Statement, Onvia has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The accompanying WHITE proxy card will not be voted for more than three candidates or for anyone other than the Board’s nominees or designated substitutes. Unless otherwise instructed, the persons named in the accompanying proxy will vote to elect Messrs. Ballowe, Brown and Frankel to the Board of Directors, unless, by marking the appropriate space on the WHITE proxy card, the stockholder instructs that he, she or it withholds authority from the proxy holder to vote.

As earlier noted, the Symphony Group, which owns 14.63% of Onvia’s common stock, has notified us of their intention to nominate three (3) of its nominees at the Annual Meeting to serve as directors of Onvia. While Onvia does not know whether the Symphony Group will in fact solicit proxies or nominate persons for election as directors at the Annual Meeting, you may receive an opposing proxy statement and proxy card and letters or other proxy solicitation materials from the Symphony Group. Please be aware that Onvia is not responsible for the accuracy of any information provided by or relating to the Symphony Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Symphony Group or any other statements that the Symphony Group may otherwise make.

We urge you to disregard any proxy card or voting instruction card that you may receive from the Symphony Group and to sign and return only the WHITE proxy card that you receive from Onvia. Even a “WITHHOLD” vote with respect to the Symphony Nominees on their proxy card will cancel any proxy previously given to Onvia. If you previously signed a proxy card sent to you by the Symphony Group, you can revoke that proxy and vote for the Board of Directors’ nominees as described above. Only your latest dated proxy will count.

Class III Directors (If elected, Terms Expire at the 2015 Annual Meeting)

Jeffrey C. Ballowe, age 56, has served as a director of Onvia since December 1999. Before leaving Ziff Davis at the end of 1997 where he was president of the Interactive Media Division, Mr. Ballowe led the launches of five magazines, ZDNet on the Web, ZDTV (became TechTV), and the initial ZD/Softbank investments in Yahoo!, Inc. Mr. Ballowe has served on a number of public and private company boards besides Onvia, including NBCi. He currently advises a number of companies including Anvato, Inc., Iconology, Inc., and Aktana, Inc. Mr. Ballowe was nominated because he has a strong background in business and finance, with extensive experience in sales and marketing, strategic planning, product positioning and pricing for marketing services, and public company executive compensation.

Robert G. Brown, age 65, has served as a director of Onvia since November 2004, and the lead director since October 2005. Mr. Brown is currently President of Brightwood Advisors, a private company providing business consulting to technology companies and investors. Prior to Brightwood Advisors, Mr. Brown was Group President with Harte-Hanks, a provider of direct marketing services, and President and CEO of ZD Market Intelligence, a division of Ziff Davis, Inc. Mr. Brown was nominated because he has a strong executive background with extensive executive experience in the database and data services industry, including experience within the sales and marketing functions, corporate finance and accounting, and strategic planning.

Michael E.S. Frankel, age 43, has served as a director of Onvia since November 2010. Mr. Frankel currently serves as a consultant of Hyde Park Advisory, LLC, a firm advising on strategy and M&A matters that he founded in 2011. In addition, in March 2012, Mr. Frankel was appointed the Interim CEO of HolaDoctor, a privately-held Hispanic health information company. He previously served as SVP Business Development and M&A of LexisNexis Group, a leading global provider of content-enabled workflow solutions, from 2008 to 2011, SVP Corporate Development and Strategy for Information Resources Inc., a provider of enterprise market information solutions and services, from 2005 to 2008, VP Business Development for GE Capital, the financial services unit of General Electric, from 2003 to 2005, and VP Corporate Development for VeriSign, Inc., a leading provider of online security, from 2000 to 2003. Mr. Frankel was also an investment banker with Merrill Lynch and a corporate attorney with Skadden, Arps. Mr. Frankel was nominated because he has extensive experience with information services, analytics and database companies, including product development and innovation, in addition to a strong background in corporate strategy, strategic transactions, business and finance, corporate and securities laws and corporate governance matters.

Class I Directors (Terms Expire at the 2013 Annual Meeting)

James L. Brill, age 60, has served as a director of Onvia since March 2004. Since January 1, 2007, he has served as Senior Vice President of Finance and Chief Financial Officer of On Assignment, Inc., a staffing agency for science, information technology and healthcare professionals. From July 1999 to December 2006, he served as Vice President of Finance and Chief Financial Officer of Diagnostic Products Corporation, a medical diagnostics manufacturer. From August 1998 to June 1999, Mr. Brill served as Chief Financial Officer of Jafra Cosmetics International, a cosmetics manufacturer, and Vice President of Finance and Administration and Chief Financial Officer of Vertel Corporation from 1996 to 1998. Mr. Brill has a strong executive background, with extensive experience in corporate finance, accounting and strategic planning.

Henry G. Riner, age 61, has served as a director of Onvia since November 2010, and was appointed President and Chief Executive Officer of Onvia effective October 2010. Before joining Onvia, Mr. Riner was CEO of OSG Billing Services (“OSG”), a New Jersey-based company that provides web-based invoice and statement printing services since 2009. From 2006 to 2008, he served as CEO of CoAMS, Inc., a trade promotions management company, and CEO of SourceLink, Inc. (“SourceLink”), a direct marketing services provider, from 1997 to 2005. Prior to SourceLink, Mr. Riner was CEO of University Microfilm (now known as ProQuest), the information and learning division of Bell and Howell Company, from 1994 until 1997. As President and Chief Executive Officer, Mr. Riner serves as the primary liaison between the Board and management and as the executive with overall responsibility for executing Onvia’s strategic plan.

D. Van Skilling, age 78, has served as a director of Onvia since November 2004, and effective November 2010, was appointed Chairman of the Board. He has been President of Skilling Enterprises since March 1999. He retired in April 1999 as Chairman and CEO of Experian Information Systems Inc., positions he held since Experian was formed in 1996. Previously he was employed by TRW, Inc. for twenty-seven years, and was Executive Vice President from 1989 to 1996. He is a director of The American Business Bank, the non-executive Chairman of CoreLogic, Inc. and a former director of First American Corporation, First Advantage Corporation, The Lamson and Sessions Company and McData Corporation. Mr. Skilling has a strong executive background with extensive executive experience in corporate finance and strategic planning, corporate governance and public company executive compensation.

Class II Director Nominee (Term Expires at the 2014 Annual Meeting)

Roger L. Feldman, age 50, has served as a director of Onvia since March 2004. Mr. Feldman is a principal of West Creek Capital, an investment firm he co-founded in 1992. Prior to forming West Creek Capital, Mr. Feldman was an investment banker and an attorney. Mr. Feldman has a strong background in business and finance, corporate and securities laws and corporate governance matters.

Our Board of Directors unanimously recommends a vote FOR the election of each of the Board’s nominees (Jeffrey C. Ballowe, Robert G. Brown and Michael E.S. Frankel) in accordance with the instructions on the enclosed WHITE proxy card or, if you do not receive a proxy card, the voting instruction form provide by your bank or broker.

Even if you sign a proxy card sent to you by the Symphony Group, you have the right to change your vote by using the enclosed WHITE proxy card. Only the latest dated proxy card you vote will be counted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL THREE OF THE BOARD’S DIRECTOR NOMINEES.

Our Board recommends that you do NOT sign or return or otherwise cast a vote using any proxy card furnished by the Symphony Group

PROPOSAL 2: RATIFICATION OF THE SECTION 382 TAX BENEFITS PRESERVATION PLAN

You are being asked to ratify the adoption by our Board of the Section 382 Tax Benefits Preservation Plan in the form of a Section 382 Rights Agreement, dated May 4, 2011, by and between Onvia and Computershare Trust Company, N.A., as Rights Agent (the “Tax Benefits Preservation Plan”), a copy of which is attached as Appendix I to this Proxy Statement. Stockholder ratification of the Tax Benefits Preservation Plan is not required by applicable law or by our Restated Certificate of Incorporation, Amended and Restated By-laws or other governing documents. Nonetheless, our Board has determined to request stockholder ratification of the adoption of the Tax Benefits Preservation Plan to determine the viewpoint of stockholders on the advisability of the Tax Benefits Preservation Plan and as a matter of good corporate governance.

Background

Like many companies, Onvia has generated net operating losses (collectively “NOLs”). Under federal tax laws, we generally can use NOLs to reduce future federal tax obligations. Until they expire, we can “carry forward” NOLs that we do not use in any particular year to offset income tax in future years. As of December 31, 2011, we estimate that Onvia had deferred tax assets generated by NOLs of approximately $73 million. We estimate that these NOLs have a potential tax savings of up to $24 million. Clearly, our NOLs are a very valuable asset. However, because the amount and timing of our future taxable income cannot be accurately predicted, we cannot predict the amount of NOLs that will ultimately be used to reduce Onvia’s income tax liability. Although we are unable to quantify an exact value, we believe that the NOLs are a valuable asset and the Board of Directors believes it is in Onvia’s best interests to attempt to prevent the imposition of limitations on their use.

The benefits of our NOLs would be reduced, and our use of the NOLs would be substantially delayed, if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code, as amended, and applicable Treasury Regulations (“Section 382”). Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders who is deemed to own at least 5% of our common stock increases its ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset income taxes equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit. If an ownership change were to occur, the limitations imposed by Section 382 could result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change that would impair the value of our NOLs has not occurred.

After careful consideration, and after consulting with our tax, financial and legal advisors, our Board of Directors acted to preserve the benefits of our NOLs for long-term stockholder value by adopting the Onvia, Inc. Tax Benefits Preservation Plan effective May 4, 2011 (the “Tax Benefits Preservation Plan”). The Tax Benefits Preservation Plan, pursuant to which we have issued certain preferred stock purchase rights (the “Rights”) with terms designed to deter transfers of our common stock that could result in an ownership change, is described below, and its full terms can be found in the accompanying Appendix I. The Board of Directors urges stockholders to read carefully the proposal, the items discussed below under the heading “Certain Considerations Related to the Tax Benefits Preservation Plan” and the full terms of the Tax Benefits Preservation Plan.

It is important to note that the Tax Benefits Preservation Plan does not offer a complete solution, and an ownership change may occur even if the Tax Benefits Preservation Plan is approved. The Tax Benefits Preservation Plan may deter, but ultimately cannot block, all transfers of our common stock that might result in an ownership change. The limitations of the Tax Benefits Preservation Plan are described in more detail below.

The Board of Directors believes that the Tax Benefits Preservation Plan serves as an important tool to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of our NOLs and protect these valuable assets. Accordingly, the Board of Directors unanimously recommends that stockholders ratify the adoption of the Tax Benefits Preservation Plan.

Approval of the Tax Benefits Preservation Plan

Although not required by our governing documents or by applicable law, the Board of Directors is asking stockholders to ratify the Tax Benefits Preservation Plan, which was originally adopted by the Board of Directors effective May 4, 2011. As explained above, the Tax Benefits Preservation Plan was adopted by the Board of Directors in an effort to protect stockholder value by preserving Onvia’s ability to use its NOLs, not to protect against the possibility of a hostile takeover. In the event the stockholders fail to ratify the Tax Benefits Preservation Plan, the Board of Directors may, although is not required to, reconsider whether or not to preserve the Tax Benefits Preservation Plan.

Description of the Tax Benefits Preservation Plan

The following description of the Tax Benefits Preservation Plan is qualified in its entirety by reference to the text of the Tax Benefits Preservation Plan, which is attached to this Proxy Statement as Appendix I. We urge you to read carefully the Tax Benefits Preservation Plan in its entirety as the discussion below is only a summary.

The Tax Benefits Preservation Plan is intended to act as a deterrent to any person acquiring (together with all affiliates and associates of such person) beneficial ownership of 4.9% or more of our outstanding shares of common stock within the meaning of Section 382 (an “Acquiring Person”), other than with the approval of the Board of Directors, in an effort to protect stockholder value by attempting to diminish the risk that Onvia’s ability to utilize its NOLs may become substantially limited which could therefore significantly impair the value of those assets. Stockholders who beneficially owned 4.9% or more of Onvia’s outstanding shares of common stock as of May 4, 2011, will not trigger the Tax Benefits Preservation Plan so long as they do not acquire shares of common stock representing 1% or more (other than pursuant to a dividend or distribution paid or made by Onvia on the outstanding shares of common stock or pursuant to a split or subdivision of the outstanding shares of common stock) at a time when they still beneficially own 4.9% or more of the outstanding shares of common stock.

The Rights. On May 4, 2011, the Board authorized the issuance of one Right per each outstanding share of the Common Stock payable to Onvia’s stockholders of record as of the close of business on May 23, 2011. One Right was also issued together with each share of the Common Stock issued after May 23, 2011 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date. Subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from Onvia one one-thousandth of a share (a “Unit”) of Series RA Junior Participating Preferred Stock, par value $0.0001 per share, of Onvia (the “Series RA Preferred Stock”) for a purchase price of $20.00 (the “Purchase Price”). If issued, each Unit of Series RA Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of the Common Stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of Onvia, including, without limitation, any dividend, voting or liquidation rights.

Initial Exercisability. The Rights are not exercisable until the earlier of (i) ten days after a public announcement that a person has become an Acquiring Person and (ii) ten business days (or such later date as may be determined by the Board of Directors) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person. We refer to the date that the rights become exercisable as the “Distribution Date.” Until the Distribution Date, Onvia’s common stock certificates or the ownership statements issued with respect to uncertificated shares of common stock will evidence the Rights and will contain a notation to that effect. Any transfer of common stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, separate Rights certificates will be issued, and the Rights may be transferred apart from the transfer of the underlying common stock, unless and until the Board of Directors has determined to effect an exchange pursuant to the Tax Benefits Preservation Plan (as described below).

“Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will from and after the Distribution Date, have the right to receive, upon exercise of a Right and payment of the Purchase Price, a number of shares of common stock having a market value of two times the Purchase Price. However, Rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the Rights are no longer redeemable by Onvia (as described below).

For example, at an exercise price of $20.00 per Right, each Right not owned by an Acquiring Person following the event set forth in the preceding paragraph would entitle its holder to purchase $40.00 worth of common stock (or other consideration as noted above) for $20.00. Assuming that the common stock had a per share value of $5.00 at such time, the holder of each valid Right would be entitled to purchase eight shares of common stock for $20.00.

Exempted Persons and Exempted Transactions. The Board of Directors recognizes that there may be instances when an acquisition of Onvia’s common stock that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to Onvia. Accordingly, the Tax Benefits Preservation Plan grants discretion to the Board of Directors to designate a person as an “Exempted Person” or to designate a transaction involving Onvia’s common stock as an “Exempted Transaction.” The Board of Directors can revoke an “Exempted Person” designation if it subsequently makes a contrary determination regarding whether a person jeopardizes or endangers in any material respect the availability of the NOLs to Onvia.

Redemption. At any time until the earlier of May 4, 2014 and ten calendar days following the first date of public announcement that a person has become an Acquiring Person, Onvia may redeem the rights in whole, but not in part, at a price of $0.001 per right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange. At any time after a person becomes an Acquiring Person, the Board of Directors may, at its option, exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of common stock, or a fractional share of Series RA Preferred Stock (or of a share of a similar class or series of Onvia’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment). Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of common stock (or fractional share of Series RA Preferred Stock or of a share of a similar class or series of Onvia’s preferred stock having similar rights, preferences and privileges) equal to the number of such Rights held by such holder multiplied by the exchange ratio.

Preferred Stock Provisions. Each Unit of Series RA Preferred Stock, if issued: (i) will not be redeemable, (ii) will entitle holders to dividends equal to the dividends, if any, paid on one share of common stock, (iii) will entitle holders upon liquidation either to receive $1 per share or an amount equal to the payment made on one share of common stock, whichever is greater, (iv) will have the same voting power as one share of common stock, and (v) will entitle holders to a per share payment equal to the payment made on one share of common stock, if shares of Onvia’s common stock are exchanged via merger, consolidation, or a similar transaction. The value of one Unit of Series RA Preferred Stock is expected to approximate the value of one share of common stock.

Expiration. The Rights and the Tax Benefits Preservation Plan will expire on the earliest of the following:

•	the close of business on May 4, 2014;

•	the redemption of the Rights;

•	the exchange of the Rights;

•	the date that the Board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of certain tax benefits;

•	the beginning of a taxable year the Board of Directors determines that no tax benefits may be carried forward; and

•	the date the Board determines that the Tax Benefits Preservation Plan is no longer in the best interests of Onvia and the stockholders.

Anti-Dilution Provisions. The Board of Directors may adjust the Purchase Price of the Series RA Preferred Stock, the number of shares of Series RA Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series RA Preferred Stock or of Onvia’s shares of common stock. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments. Prior to the Distribution Date, the Board of Directors may supplement or amend any provision of the Tax Benefits Preservation Plan in any respect without the approval of the holders of the Rights. From and after the Distribution Date, no amendment can adversely affect the interests of the holders of the Rights.

Certain Considerations Related to the Tax Benefits Preservation Plan

The Board of Directors believes that attempting to protect the tax benefits of our NOLs as described above is in our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Tax Benefits Preservation Plan is ratified. Please consider the factors discussed below in voting on Proposal 2.

The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Tax Benefits Preservation Plan is in place.

Continued Risk of Ownership Change

Although the Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change, we cannot assure you it would prevent all transfers of our common stock that could result in such an ownership change.

Potential Impact on Value

The Tax Benefits Preservation Plan could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs if investors object to holding our common stock subject to the terms of the Tax Benefits Preservation Plan.

Potential Anti-Takeover Impact

The principal reason the Board of Directors adopted the Tax Benefits Preservation Plan is to preserve the long-term value of our NOLs. While the Tax Benefits Preservation Plan is not intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Preservation Plan may be to render more difficult, or discourage a merger, tender offer, or assumption of a control by a substantial holder of our securities. The Tax Benefits Preservation Plan however, should not interfere with any merger or other business combination approved by the Board.

Recommendation of Your Board of Directors

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE TAX BENEFITS PRESERVATION PLAN.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 15, 2012, certain information with respect to the beneficial ownership of Onvia’s common stock by: (i) each stockholder known by Onvia to be the beneficial owner of more than 5% of its common stock; (ii) each of its directors; (iii) the Named Executive Officers identified in the Summary Compensation Table; and (iv) all executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Class (3)
Asamara, LLC (4)	1,598,239	18.77%
Nadel and Gussman
James F. Adelson
Stephen J. Heyman
15 East 5th Street, 32nd Floor
Tulsa, OK 74103
STG UGP, LLC (5)	1,242,781	14.59%
STG III GP LP
STG III LP
STG III-A LP
Wadhwani Romesh
2475 Hanover Street
Palo Alto, CA 94304
Diker Management, LLC (6)	792,996	9.31%
Diker GP, LLC
Charles M. Diker
Mark N. Diker
730 Fifth Ave., 15th Floor
New York, NY 10019
Roger Feldman, Director (7) (8)	501,066	5.84%
3 Bethesda Metro Center, Suite 810
Bethesda, MD, 20814
Harvey Hanerfeld (7) (9)	450,984	5.30%
3 Bethesda Metro Center, Suite 810
Bethesda, MD, 20814
Irvine N. Alpert, Executive Vice President (10)	172,717	2.00%
Jeffrey C. Ballowe, Director (11)	138,175	1.61%
D. Van Skilling, Chairman of the Board (12)	95,733	1.12%
Robert G. Brown, Director (13)	93,649	1.09%
James Brill, Director (14)	67,562	*
Henry G. Riner, CEO and President (15)	57,354	*
Michael Frankel, Director (16)	15,537	*
Naveen Rajkumar, Chief Information Officer (17)	12,330	*
All directors and officers as a group (10 persons) (18)	1,214,113	13.38%

*	Less than 1%

(1)	Except as otherwise indicated, the persons or entities named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information in the footnotes to this table.

(2)	Under the Securities and Exchange Commission, or SEC’s rules, a person is deemed to be the beneficial owner of shares that can be acquired by such person upon the exercise of options within 60 days of March 15, 2012.

(3)	Calculated on the basis of 8,512,338 shares of common stock outstanding as of March 15, 2012, provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after March 15, 2012 are deemed to be outstanding for the purpose of calculating that stockholder’s beneficial ownership.

(4)	According to Schedule 13D filed on June 17, 2005. Asamara, LLC has sole voting and dispositive power over 1,236,481 shares. Nadel and Gussman Energy, LLC has sole voting and dispositive power over 361,758 shares. James F. Adelson and Stephen J. Heyman are managers of Asamara, LLC and Nadel and Gussman Energy, LLC. Mr. Adelson and Mr. Heyman are reported to have shared voting and dispositive power over 1,598,239 shares.

(5)	According to Schedule 13D filed on February 10, 2012, 1,097,251 shares are owned by STG III, LP and 145,530 shares are owned directly by STG III-A, LP. STG III GP, LP is the sole general partner of STG III, LP and STG III-A, LP and consequently has the power to vote or direct the voting, or dispose, or direct the disposition of all the shares. STG UGP, LLC is the sole general partner of STG III GP, LP and controls the voting or disposition of all the shares. Dr. Wadhwahi is the Manager of STG UGP, LLC and either has the sole authority and discretion to manage and conduct the affairs of STG UGP, LLC, or has veto power over the management and conduct of STG UGP, LLC.

(6)	According to Schedule 13G filed on February 10, 2012. Diker GP, LLC, is the general partner of Diker Value-Tech Fund, LP, Diker Value Tech QP Fund, LP, Diker Micro-Value Fund, LP, Diker Micro-Value QP Fund, LP, Diker Micro and Small Cap Fund, LP, and Diker M&S Cap Master, Ltd. (collectively, the “Diker Funds”), and beneficially owns 631,587 shares. Diker Management, LLC is the investment manager of Diker Funds, and beneficially owns 792,996 shares. Charles M. Diker and Mark N. Diker are the managing members of Diker GP, LLC and Diker Management, LLC, and beneficially own 792,996 shares.

(7)	Mr. Feldman and Mr. Hanerfeld are the sole owners and managing members of West Creek Capital, LLC (“West Creek”), which is the investment adviser to West Creek Partners Fund L.P., or Partners Fund, which owns 407,502 shares and WC Select LP, which owns 12,866 shares. Mr. Feldman is a member owner of Oliver Street Capital, LLC, which owns 8,386 shares. Mr. Feldman and Mr. Hanerfeld may be deemed to have the shared power to direct the voting and disposition of the shares owned by the Partners Fund and Oliver Street Capital.

(8)	Mr. Feldman’s beneficial ownership includes 407,502 shares owned by the Partners Fund, 8,386 shares owned by Oliver Street Capital, 12,866 shares owned by WC Select LP, 14,750 shares personally owned by Mr. Feldman, 38,750 shares issuable upon exercise of options granted to Mr. Feldman under the 1999 Plan, 10,812 shares issuable upon exercise of options granted to Mr. Feldman under the Onvia, Inc. 2008 Equity Incentive Plan, or the 2008 Plan, and 8,000 shares issuable upon exercise of options granted to Mr. Feldman under the 2000 Directors’ Stock Option Plan, or the Director’s Plan, all of which are exercisable within 60 days of March 15, 2012.

(9)	Mr. Hanerfeld’s beneficial ownership includes 407,502 shares owned by the Partner’s Fund, 12,866 shares owned by WC Select LP, 8,386 shares owned by Oliver Street Capital, and 22,230 shares personally owned by Mr. Hanerfeld.

(10)	Mr. Alpert’s beneficial ownership includes 39,452 shares, 3,265 shares held in the Unitized Fund under the Onvia 401(k) Plan, and 130,000 shares issuable upon exercise of options granted to Mr. Alpert under the 1999 Plan, all of which are exercisable within 60 days of March 15, 2012.

(11)	Mr. Ballowe’s beneficial ownership includes 90,416 shares, 37,759 shares issuable upon exercise of options granted under the 1999 Plan, 8,000 shares issuable upon exercise of options granted under the 2008 Plan, and 2,000 shares issuable upon exercise of options granted to Mr. Ballowe under the Directors’ Plan, all of which are exercisable within 60 days of March 15, 2012.

(12)	Mr. Skilling’s beneficial ownership includes 40,152 shares, 33,750 shares issuable upon exercise of options granted under the 1999 Plan, 13,831 shares issuable upon exercise of options granted under the 2008 Plan, and 8,000 shares issuable upon exercise of options granted to Mr. Skilling under the Directors’ Plan, all of which are exercisable within 60 days of March 15, 2012.

(13)	Mr. Brown’s beneficial ownership includes 20,149 shares, 52,500 shares issuable upon exercise of options granted under the 1999 Plan, 13,000 shares issuable upon exercise of options granted under the 2008 Plan, and 8,000 shares issuable upon exercise of options granted to Mr. Brown under the Directors’ Plan, all of which are exercisable within 60 days of March 15, 2012.

(14)	Mr. Brill’s beneficial ownership includes 10,000 shares, 38,750 shares issuable upon exercise of options granted under the 1999 Plan, 10,812 shares issuable upon exercise of options granted under the 2008 Plan, and 8,000 shares issuable upon exercise of options granted to Mr. Brill under the Directors’ Plan, all of which are exercisable within 60 days of March 15, 2012.

(15)	Mr. Riners’s beneficial ownership includes 354 shares held in the Unitized Fund under the Onvia 401(k) Plan, and 57,000 shares issuable upon exercise of options granted to Mr. Riner under the 2008 Plan, all of which are exercisable within 60 days of March 15, 2012.

(16)	Mr. Frankel’s beneficial ownership includes 6,505 shares, 9,032 shares issuable upon exercise of options granted under the 2008 Plan, which are exercisable within 60 days of March 15, 2012.

(17)	Mr. Rajkumar’s beneficial ownership includes 12,330 shares issuable upon exercise of options granted under the 2008 Plan, which are exercisable within 60 days of March 15, 2011.

(18)	Includes 558,226 shares of common stock subject to options exercisable within 60 days of March 15, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Onvia’s directors, its executive officers, and persons who beneficially own more than 10% of its common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership of Onvia’s common stock with the SEC.

To Onvia’s knowledge, based solely on its review of the copies of such reports furnished to Onvia and written representations from certain reporting persons that no other reports were required, Onvia believes that during 2011 all reporting persons complied with all applicable filing requirements, except with respect to D. Van Skilling and Roger L. Feldman. A Form 4 was filed on May 26, 2011 reporting acquisitions of common stock by Mr. Skilling on May 17, 2011, May 18, 2011, May 20, 2011, May 23, 2011, May 24, 2011 and May 26, 2011. In addition, a Form 4 was filed on December 2, 2011 reporting a disposition of common stock by Mr. Feldman’s affiliated company (Cumberland Investment Partners, L.L.C.), on January 12, 2009.

CORPORATE GOVERNANCE

Board of Directors and Committee Information

The Board of Directors has determined that each of Onvia’s directors, with the exception of Onvia’s President and Chief Executive Officer, is independent within the meaning of NASDAQ’s listing standards. At each Board meeting the independent directors meet in separate executive session without any member of management present. In the absence of the Chairman of the Board, the lead director presides over these meetings.

In 2005, our Board elected Mr. Brown to serve as “lead director” as a liaison with independent directors when the Chairman of the Board was also Onvia’s Chief Executive Officer, to ensure constructive relationships among the directors, and to provide leadership to enhance effectiveness at Board meetings. Following the retirement of our former Chief Executive Officer during the last quarter of 2010, the roles of Chairman and Chief Executive were separated, Mr. Riner was appointed the President and Chief Executive Officer, and Mr. Skilling assumed the role of Chairman. In keeping with emerging best practices in corporate governance, the Board determined that, following our former Chief Executive Officer’s retirement as Chairman, the Board would be best served by an independent Chairman. Mr. Skilling has traditional responsibilities of a board chairman, including managing the Board’s agenda. Mr. Brown continues to serve as lead director, with responsibilities including serving as a liaison from the Board to stockholders.

The Board is actively involved in oversight of risks that could affect Onvia. This oversight is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Onvia.

The Board of Directors has three committees that perform certain functions for the Board. The current committees of the Board are the Audit Committee, Compensation Committee and Nominating and Governance Committee.

The Board of Directors met 15 times during 2011. During the year, all of our directors attended 75% or more of the Board meetings and meetings of the committees on which they served. The following table shows which directors presently serve on each committee and how many times the committees met in 2011.

Name	Audit	Compensation	Nominating and Governance
Jeffrey C. Ballowe		X
James L. Brill	Chair		X
Robert G. Brown	X	Chair
Roger L. Feldman	X		X
Michael E.S. Frankel		X	Chair
Henry G. Riner
D. Van Skilling
Total Meetings in 2011	5	2	1

Audit Committee

The Audit Committee provides oversight of the quality and integrity of Onvia’s accounting, auditing and financial reporting practices. It exercises its oversight obligations through regular meetings with management and Onvia’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”). The Audit Committee retains our independent auditors, reviews their independence, reviews and approves the planned scope of our annual audit, reviews and approves any fee arrangements with our auditors, oversees their work, reviews and pre-approves, as appropriate, any non-audit services that they may perform, reviews the adequacy of accounting and financial controls, reviews our critical accounting policies, and reviews and approves any related person transactions. The Audit Committee charter describes the Committee’s responsibilities. It is posted at http://media.corporate-ir.net/media_files/irol/10/102122/CorpGov/OnviaAuditCommitteeCharter.pdf. The Board of Directors has determined that each member of the Audit Committee meets the independence and financial literacy requirements of the SEC and NASDAQ rules. The Board of Directors designated James L. Brill, chair, as an “audit committee financial expert” as defined in SEC rules.

The Audit Committee is responsible for oversight of risks relating to Onvia’s accounting matters, financial reporting and legal and regulatory compliance. To satisfy these oversight responsibilities, the Committee meets regularly with Onvia’s Chief Financial Officer, General Counsel, Deloitte and management. The Committee also receives regular reports regarding issues such as the status and findings of audits being conducted by the independent auditors, the status of material litigation, accounting changes that can affect Onvia’s financial statements and proposed audit adjustments.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the strategy and design of Onvia’s compensation and benefits programs, making recommendations to the Board for incentive compensation and equity based plans, making recommendations to the Board regarding the Chief Executive Officer’s compensation, reviewing and approving salaries and incentive compensation of Onvia’s executive officers, and administering Onvia’s stock option and incentive compensation plans. The Compensation Committee’s charter describes the Committee’s responsibilities. It is posted at http://media.corporate-ir.net/media_files/irol/10/102122/CorpGov/OnviaCompensationCommitteeCharter.pdf. The Board of Directors has determined that each member of the Compensation Committee meets the independence requirements of the NASDAQ rules, the “outside director” requirements of Section 162(m) of the Internal Revenue Code and the “non-employee director” requirements for Section 16 purposes under SEC rules.

The Compensation Committee is responsible for the oversight of risks relating to Onvia’s compensation and benefits programs. To assist it in satisfying these oversight responsibilities, the Committee has retained its own compensation consultant and meets regularly with management to understand the financial, human resources and stockholder implications of compensation decisions being made and the risks arising from Onvia’s compensation policies and practices. The Committee concluded that risks arising from Onvia’s compensation policies and practices are not reasonably likely to have a material adverse effect on Onvia. The Compensation Committee is directly responsible for the appointment, compensation and oversight of outside compensation consultants, legal counsel and any other advisors retained by the Committee.

Nominating and Governance Committee

The Nominating and Governance Committee identifies and recruits individuals to serve as Onvia’s directors, makes recommendations to the Board of Directors regarding director membership and chairs of the Board’s committees, advises the Board of Directors with respect to matters of Board composition and procedures, monitors emerging trends in corporate governance, develops and recommends to the Board of Directors corporate governance guidelines, considers recommended nominees submitted to the Board of Directors by stockholders, monitors company compliance with Onvia’s Code of Business Ethics and Conduct, a copy of which is available on Onvia’s website at www.onvia.com, and oversees the annual evaluation of the effectiveness of the Board of Directors and its committees. The Nominating and Governance Committee charter describes the Committee’s responsibilities. It is posted at http://media.corporate-ir.net/media_files/irol/10/102122/CorpGov/OnviaNominatingGovernanceCharter.pdf. The Board has determined that each member of the Nominating and Governance Committee meets the independence requirements of the NASDAQ rules.

The Nominating and Governance Committee is responsible for the oversight of risks relating to management and Board succession planning and stakeholder responses to Onvia’s ethics and business practices. To satisfy these oversight responsibilities, the Committee receives reports from Onvia’s officers responsible for each of these risk areas.

Stockholder Communications with Directors

We have established a communication mechanism so that our stockholders can communicate with our directors. Stockholders are welcome to communicate directly with the Board of Directors by contacting Mr. Brown, our lead director, by email at investorrelations@onvia.com with a subject line noting “Stockholder Communications to Onvia Board of Directors” or by writing to Robert G. Brown, Onvia, Inc., 509 Olive Way, Suite 400, Seattle, Washington 98101, ATTN: Stockholder Communications. Mr. Brown will forward all such stockholder communications to the entire Board of Directors, a Board committee, or an individual director, as appropriate, at the next scheduled Board of Directors or committee meeting.

Director Attendance at Annual Stockholders Meetings

Onvia invites all directors to attend the Annual Meeting each year. Messrs. Riner, Skilling, Frankel and Brill attended the 2011 Annual Meeting.

Code of Ethics

All of our directors, officers and employees must adhere to our code of ethics, which is publicly available on our website at www.onvia.com and is also available in print to any stockholder upon request. This code reflects our long-standing commitment to honest and ethical conduct. The code addresses a number of topics, but is designed primarily to promote:

•	Ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in the reports and documents we file with the SEC and in our other public communications;

•	Compliance with applicable laws, rules and regulations;

•	Prompt internal reporting of violations of the code; and

•	Accountability for adherence to the ethical standards set forth in the code.

DIRECTOR NOMINATIONS

The Board of Directors has adopted procedures for nominating director candidates and considering nominees recommended by stockholders (the “Nomination Procedures”). The Nomination Procedures describe the process by which director candidates are selected, the qualifications that those candidates must and should possess, and the procedure for stockholders to submit recommendations for director nominees. The Nomination Procedures are administered by the Nominating and Governance Committee and are described below.

The Nominating and Governance Committee believes that candidates for director should meet certain minimum qualifications, including being able to read and understand financial statements, having substantial business experience, having high moral character and personal integrity, and having sufficient time to attend to their duties and responsibilities to Onvia. Exceptional candidates who do not meet all of these criteria may still be considered. The Nominating and Governance Committee will also consider the potential director’s independence, whether the member would be considered an “Audit Committee Financial Expert” as described in the applicable SEC standards, and the diversity that the potential director would add to the Board of Directors in terms of gender, ethnic background, and professional experience.

The Nominating and Governance Committee identifies potential candidates through its members’ networks of contacts, by soliciting recommendations from other directors or executive officers, and, as appropriate, engaging search firms to identify and screen suitable director nominees. After the Nominating and Governance Committee has identified a potential candidate, publicly available information about the person is collected and reviewed. If the Nominating and Governance Committee decides to further pursue the potential candidate after this initial review, contact is made with the person. If the potential candidate expresses a willingness to serve on the Board of Directors, interviews are conducted with the potential candidate and additional information is requested. Candidates are chosen by a majority vote of the members of the Nominating and Governance Committee for recommendation to the Board of Directors.

Director Nominees Recommended by Stockholders

The Nominating and Governance Committee will consider director candidates recommended by stockholders on the same basis as other candidates, provided that the following procedures (in addition to others set forth in our bylaws) are followed in submitting recommendations:

1.	Stockholders desiring to nominate a director candidate should submit a written recommendation to Onvia’s Corporate Secretary at 509 Olive Way, Suite 400, Seattle, WA 98101.

2.	Submissions must include the potential candidate’s five-year employment history with employer names and a description of the employer’s business, the candidate’s experience with financial statements, and the candidate’s other board memberships.

3.	Submissions must be accompanied by a written consent of the director candidate to stand for election if nominated by the Nominating and Governance Committee and approved by the Board of Directors, and to serve if elected by the stockholders.

4.	Submissions must be accompanied by proof of ownership of Onvia’s common stock by the person submitting the recommendation.

5.	Recommendations must be received by —, 2013 (and no sooner than —, 2013) to be considered for nomination at the 2013 Annual Meeting. Recommendations received after —, 2013 will be considered for nomination at the 2014 Annual Meeting.

AUDIT COMMITTEE REPORT

The Audit Committee has three members, each of whom is an independent director under NASDAQ and SEC rules, and operates under a written charter adopted by the Board of Directors in March 2004.

The Audit Committee selects an independent registered public accounting firm to be engaged as our independent auditors. The independent auditors are responsible for performing an audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee held five meetings during 2011. The meetings were designed to facilitate and encourage communications between the Audit Committee, management, and our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”). Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited consolidated financial statements for fiscal year 2011 with management and the independent auditors.

The Audit Committee discussed and reviewed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with Deloitte the issue of its independence from Onvia, and satisfied itself as to the auditors’ independence.

Based on its review of the audited consolidated financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Audit Committee

James L. Brill, Chair

Robert G. Brown

Roger L. Feldman

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

Deloitte served as our independent registered public accounting firm in 2011 and 2010. The following table shows the fees Onvia paid or accrued for audit and other services provided by Deloitte for the years ended December 31, 2011 and 2010:

	2011	2010
Audit Fees	$288,875	$319,300
Audit-Related Fees	—	—
Tax Fees	94,000	15,253

Total	$382,875	$334,553

Audit Fees

Audit fees for 2011 and 2010 consist of the fees paid to Deloitte for the audit of Onvia’s annual financial statements and for reviews of Onvia’s financial statements included in Onvia’s Quarterly Reports on Form 10-Q during the fiscal years ended December 31, 2011 and 2010.

Audit-Related Fees

There were no audit-related fees during 2011 or 2010.

Tax Fees

Tax fees consist of various tax compliance and permissible and pre-approved consulting services for the fiscal years ended December 31, 2011 and 2010.

All Other Fees

There were no other fees that were not included above for the fiscal years ended December 31, 2011 and 2010.

The Audit Committee’s charter provides that it shall pre-approve all audit and non-audit services. The Audit Committee pre-approved all services provided by our auditor in 2011. The Audit Committee has considered the role of Deloitte in providing non-audit services to Onvia and has concluded that such services are compatible with Deloitte’s independence as our auditors.

The Audit Committee’s charter provides that it shall pre-approve all audit and non-audit services. The Audit Committee pre-approved all services provided by our auditor in 2011. The Audit Committee has considered the role of Deloitte in providing non-audit services to Onvia and has concluded that such services are compatible with Deloitte’s independence as our auditors.

A representative of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation paid to or earned by our President and Chief Executive Officer and the two other most highly compensated executive officers based on 2011 compensation (together, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Henry G. Riner (2) Chief Executive Officer and President	2011	$350,000	$—	$—	$—	$—	$7,500	$357,500
	2010	$86,175	$75,000	$—	$247,932	$—	$17,557	$426,664

Irvine N. Alpert (3) Executive Vice President	2011	$180,000	$—	$—	$—	$92,728	$—	$272,728
	2010	$180,000	$—	$—	$—	$101,435	$1,500	$282,935

Naveen Rajkumar (4) Chief Information Officer	2011	$200,000	$—	$23,954	$—	$—	$—	$223,954
	2010	$171,700	$—	$—	$82,513	$—	$1,500	$255,713

(1)	Amounts in the Option Awards column represent the aggregate grant date fair value of option awards. Onvia calculated the fair value of each option award on the date of grant using the Black-Scholes valuation model. Weighted average assumptions used to calculate these fair values can be found in Note 2 of the Notes to Consolidated Financial Statements included in Onvia’s Form 10-K for the year ended December 31, 2011.

(2)	Mr. Riner’s annual base salary as of December 31, 2011 was $350,000. All Other Compensation for Mr. Riner consists of relocation expenses of $7,500.

(3)	Mr. Alpert’s annual base salary as of December 31, 2011 was $180,000. Mr. Alpert’s non-equity incentive compensation in 2011 consists of $92,728 in sales commissions pursuant to his commission agreement with Onvia.

(4)	Mr. Rajkumar’s annual base salary as of December 31, 2011, was $200,000. Mr. Rajkumar was also granted 5,814 restricted stock units. The assumptions used to calculate the fair value of these units can be found in Note 2 of the Notes to Consolidated Financial Statements included in Onvia’s Form 10-K for the year ended December 31, 2011.

Other Compensatory Arrangements

The Named Executive Officers participate in medical, dental, life and disability insurance plans provided to all of our employees.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each Named Executive Officer at the end of fiscal year 2011.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Henry G. Riner (1)	42,000	138,000	$2.96	10/04/2020	—

Irvine N. Alpert	16,548	—	$1.48	2/22/2012	—
	30,000	—	$2.55	1/31/2013	—
	100,000	—	$7.50	11/29/2014	—

Naveen Rajkumar (2)	—	—	$—		5,814	(3)	$23,954
	2,166	7,834	$2.98	11/09/2020	—
	1,533	2,467	$8.00	01/04/2020	—
	1,533	2,467	$9.00	01/04/2020	—
	1,533	2,467	$10.00	01/04/2020	—
	1,533	2,467	$11.00	01/04/2020	—
	1,533	2,467	$12.00	01/04/2020	—

(1)	Mr. Riner’s unexercisable options have a five year vesting schedule, with twenty percent vesting upon the first anniversary of the grant date and ratable monthly vesting thereafter until fully vested in October 2015.

(2)	Mr. Rajkumar’s unexercisable options have a five year vesting schedule, with twenty percent vesting upon the first anniversary of the grant date and ratable monthly vesting thereafter until fully vested in January 2017.

(3)	Amount shown represents the number of shares of common stock underlying restricted stock units awarded under the 2008 Plan, which vests in full on December 31, 2013.

Employment Agreements and Potential Payments upon Termination or Change in Control

Each of our Named Executive Officers is entitled to certain payments and benefits in the event of a termination of employment or a change in control transaction.

Under Mr. Riner’s employment arrangement, Mr. Riner receives an annual base salary (currently $350,000) and was eligible to receive a 2011 bonus targeted at $200,000 based upon goals to be mutually agreed upon. As shown in the Summary Compensation Table, Mr. Riner did not receive a bonus in 2011. On October 4, 2010, his first day of employment, Mr. Riner was granted a stock option to purchase 180,000 shares of common stock under Onvia’s 2008 Equity Incentive Plan, vesting 20% after one year with the remainder vesting in 48 equal monthly installments. If Mr. Riner’s employment is terminated without cause, Onvia will pay him 12 months’ base salary in exchange for a release. Mr. Riner’s employment arrangement also provided for reimbursement for reasonable relocation expenses, including air travel and shipment of household goods and automobiles and up to six months of rental housing expenses, not to exceed $2,500 a month.

Upon a change of control transaction, vesting of 20% of Mr. Riner’s unvested stock options shall accelerate. If within 12 months of a change in control transaction, Mr. Riner’s employment is terminated without cause or for good reason, vesting of 100% of Mr. Riner’s unvested stock options shall accelerate.

Onvia’s Board of Directors approved a severance package in July 2010 for its then executives, including the Named Executive Officers. Upon termination of employment with Onvia without cause or by the executive for good reason, the Named Executive Officers will receive six months of (i) base salary, and (ii) medical and dental insurance benefits. Upon a change in control transaction, one hundred percent of the then-unvested options granted to the executive shall vest if such options are not assumed by the successor corporation (twenty-five percent if such options are assumed). If such options are assumed and the executive’s employment is either terminated other than for cause or good reason within twelve (12) months of a change of control transaction, one hundred percent of the Named Executive Officer’s then-unvested options shall vest and become exercisable. In addition, Mr. Alpert and Onvia entered into an employment agreement in February 2002. Pursuant to this agreement, Mr. Alpert will receive (in addition to the severance benefits described above) six months of accelerated vesting on unvested options upon termination of employment by Onvia without cause or by Mr. Alpert for good reason. Upon termination of Mr. Alpert’s employment due to Mr. Alpert’s disability, Mr. Alpert will receive base salary and medical and dental insurance benefits for ninety (90) days following the effective date of such termination.

Termination of employment for “cause” means: (i) any material and willful misconduct, fraud, or bad faith on the part of the executive in the performance of the executive’s duties as an employee of Onvia; (ii) the conviction of the executive of, or the entry of the executive of a plea of guilty or no contest to, any felony; (iii) the material breach by the executive of any provision in any material agreement between the executive and Onvia, if such breach is unremediated within 30 days after the executive receives written notice of such breach; (iv) the failure of the executive to comply with any lawful order or instruction of Onvia’s Board of Directors or its Chief Executive Officer within five days after written notice of such failure; or (v) the executive’s repeated and serious violations of the published and written rules or policies of Onvia.

Termination of employment by the executive for “good reason” means: (i) Onvia’s material breach of the terms of any employment agreement; (ii) the assignment to the executive of any duties that are substantially inconsistent with or materially diminish the executive’s position; (iii) a material reduction of the executive’s salary, or material adverse modifications to the stock options awarded to the executive, or material reduction in the executive’s total compensation hereunder; or (iv) a requirement that the executive be based at any office or location more than fifty miles from the executive’s primary work location.

Only terminations of employment by Onvia without cause or by the Named Executive Officer for good reason or termination of employment due to disability will trigger the severance benefits described above.

Upon termination, and as a condition to the receipt of any severance payments or option acceleration, each Named Executive Officer must sign a release agreement and is subject to certain non-compete and non-solicitation provisions as well as certain confidentiality and non-disparagement obligations, which last indefinitely.

Director Compensation

General Description of Director Compensation

Onvia’s directors receive an initial stock option grant to purchase 4,000 shares of our common stock under our 2008 Equity Incentive Plan (“2008 Plan”) upon becoming an outside director, vesting over four years with a ten-year term and with an exercise price equal to the fair market value of Onvia common stock as of the grant date. Each independent director receives an automatic annual stock option grant to purchase 1,000 shares of our common stock under our 2008 Plan on the date of each Annual Meeting, vesting 100% in twelve months, with a ten-year term and with the exercise price equal to the fair market value of Onvia common stock as of the grant date. At the 2011 Annual Meeting, Mr. Ballowe, Mr. Brill, Mr. Brown, Mr. Feldman, Mr. Frankel and Mr. Skilling each was granted an option to purchase 1,000 shares of our common stock under our 2008 Plan.

In addition, the Board of Directors approved a policy to compensate each director who is an independent director as follows: (i) $5,000 per quarter ($7,500 per quarter for the lead director and Chairman) for attendance at Board and committee meetings during such quarter; and (ii) a stock option grant to purchase 18,750 shares of our common stock on the date on which such director first qualified as an independent director, vesting over four years with a ten-year term and with an exercise price equal to the fair market value of Onvia common stock as of the grant date, followed by annual stock option grants to purchase 5,000 shares (10,000 shares for the lead director and Chairman) of our common stock, vesting over four years with a ten-year term and with an exercise price equal to the fair market value of Onvia common stock as of the grant date, on each anniversary date of the 18,750 share grant. These stock option grants are made under our 2008 Plan. Mr. Ballowe, Mr. Brill, Mr. Feldman and Mr. Frankel each was granted an annual stock option grant to purchase 5,000 shares under the 2008 Plan on their respective anniversary dates on which they qualified as independent directors. As the lead director, Mr. Brown was granted an annual stock option grant to purchase 10,000 shares under the 2008 Plan on his anniversary date and as Chairman, Mr. Skilling was granted an annual stock option grant to purchase 10,000 shares under the 2008 Plan on his anniversary date. Upon a change in control transaction, 100% of the then-unvested options granted under the 2008 Plan to directors shall vest if such options are not assumed by a successor corporation.

All directors are reimbursed for out-of-pocket expenses incurred in connection with activities as directors, including attendance at Board and committee meetings.

The following table presents the compensation paid to Onvia’s directors in 2011. Mr. Riner is excluded from the below table because he was not compensated for his services as director; his respective compensation as Chief Executive Officer and President is fully reflected in the Summary Compensation Table under the Executive Compensation section above.

Name	Fees Earned or Paid in Cash ($)	Grant Date Fair Value of Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jeffrey C. Ballowe (1)	$20,000	$8,208	$—	$—	$28,208
James L. Brill (2)	$20,000	$12,028	$—	$—	$32,028
Robert G. Brown (3)	$30,000	$15,970	$—	$—	$45,970
Roger L. Feldman (4)	$20,000	$12,028	$—	$—	$32,028
Michael E.S. Frankel (5)	$20,000	$8,899	$—	$—	$28,899
D. Van Skilling (6)	$30,000	$16,065	$—	$—	$46,065

(1)	Mr. Ballowe received compensation of $20,000 and 6,000 stock options under the 2008 Plan for his Board and committee service in 2011.

(2)	Mr. Brill received compensation of 20,000 and 6,000 stock options under the 2008 Plan for his Board and committee service in 2011.

(3)	Mr. Brown received compensation of $30,000 and 11,000 stock options under the 2008 Plan for his role as the lead director and his committee service in 2011.

(4)	Mr. Feldman received compensation of $20,000 and 6,000 stock options under the 2008 Plan for his Board and committee service in 2011.

(5)	Mr. Frankel received compensation of $20,000 and 6,000 stock options under the 2008 Plan for his Board and committee service in 2011.

(6)	Mr. Skilling received compensation of $30,000 and 11,000 stock options under the 2008 Plan for his Board and committee service in 2011.

Aggregate Number of Outstanding Options at Fiscal Year-End

The following table presents the aggregate number of outstanding options held by each director as of December 31, 2011. Mr. Riner is excluded from the table below because his outstanding options are fully reflected in the Outstanding Awards at Fiscal Year End table under the Executive Compensation section above.

Name	Aggregate Options Outstanding (#)
Jeffrey C. Ballowe	59,884
James L. Brill	64,750
Robert G. Brown	94,750
Roger L. Feldman	64,750
Michael E.S. Frankel	28,750
D. Van Skilling	74,750

Class Action Securities Litigation

In 2001, five securities class action suits were filed against Onvia, certain former executive officers, and the lead underwriter of Onvia’s Initial Public Offering, or IPO, Credit Suisse First Boston, or CSFB. The suits were filed in the U.S. District Court for the Southern District of New York on behalf of all persons who acquired securities of Onvia between March 1, 2000 and December 6, 2000. In 2002, a consolidated complaint was filed. The complaint charged defendants with violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (and Rule 10b-5 promulgated thereunder) and Sections 11 and 15 of the Securities Act of 1933, for issuing a Registration Statement and Prospectus that failed to disclose and contained false and misleading statements regarding certain commissions purported to have been received by the underwriters, and other purported underwriter practices in connection with their allocation of shares in the offering. The complaint sought an undisclosed amount of damages, as well as attorneys’ fees. This action is being coordinated with approximately 300 other nearly identical actions filed against other companies. At the Court’s request, plaintiffs selected six “focus” cases, which do not include Onvia. The Court indicated that its decisions in the six focus cases are intended to provide strong guidance for the parties in the remaining cases.

The parties in the coordinated cases, including Onvia’s case, reached a settlement. The insurers for the issuer defendants in the coordinated cases will make the settlement payment on behalf of the issuers, including Onvia. On October 5, 2009, the Court granted final approval of the settlement. Judgment was entered. The settlement approval was appealed to the United States Court of Appeals for the Second Circuit. One appeal was dismissed and the second appeal was remanded to the district court to determine if the appellant is a class member with standing to appeal. The District Court ruled that the appellant lacked standing. The appellant appealed the District Court’s decision to the Second Circuit. Subsequently, appellant entered into a settlement agreement with counsel for the plaintiff class pursuant to which he dismissed his appeal with prejudice. As a result, the settlement among the parties in the IPO Litigation on January 9, 2012 is final and the case is concluded.

On October 2, 2007, Vanessa Simmonds, a purported stockholder of Onvia, filed suit in the U.S. District Court for the Western District of Washington against Credit Suisse Group, JPMorgan Chase & Co. and Bank of America Corporation, the lead underwriters of Onvia’s IPO in March 2000, alleging violations of Section 16(b) of the Securities Exchange Act of 1934. The complaint alleges that the combined number of shares of Onvia’s common stock beneficially owned by the lead underwriters and certain unnamed officers, directors, and principal stockholders exceeded ten percent of its outstanding common stock from the date of Onvia’s IPO on March 2, 2000, through at least February 28, 2001. It further alleges that those entities and individuals were thus subject to the reporting requirements of Section 16(a) and the short-swing trading prohibition of Section 16(b), and failed to comply with those provisions. The complaint seeks to recover from the lead underwriters any “short-swing profits” obtained by them in violation of Section 16(b). Onvia was named as a nominal defendant in the action, but has no liability for the asserted claims. No directors or officers of Onvia are named as defendants in this action. On October 29, 2007, the case was reassigned to Judge James L. Robart along with fifty-four other Section 16(b) cases seeking recovery of short-swing profits from underwriters in connection with various IPOs. On February 25, 2008, Ms. Simmonds filed an Amended Complaint asserting substantially similar claims as those set forth in the initial complaint. Onvia waived service. On July 25, 2008, Onvia joined with 29 other issuers to file the Issuer Defendants’ Joint Motion to Dismiss. Underwriter Defendants also filed a Joint Motion to Dismiss on July 25, 2008. Plaintiff filed oppositions to both motions on September 8, 2008. All replies in support of the motions to dismiss were filed on October 23, 2008. Oral argument on the motions to dismiss was held on January 16, 2009. On March 12, 2009, the Court granted the Issuer Defendants’ Joint Motion to Dismiss, dismissing the complaint without prejudice on the grounds that Ms. Simmonds had failed to make an adequate demand on Onvia prior to filing her complaint. In its order, the Court stated it would not permit Plaintiff to amend her demand letters while pursuing her claims in the litigation. Because the Court dismissed the case on the ground that it lacked subject matter jurisdiction, it did not specifically reach the issue of whether Plaintiff’s claims were barred by the applicable statute of limitations. However, the Court also granted the Underwriters’ Joint Motion to Dismiss with respect to cases involving non-moving issuers, holding that the cases were barred by the applicable statute of limitations because the issuers’ stockholders had notice of the potential claims more than five years prior to filing suit.

Ms. Simmonds filed a Notice of Appeal on March 31, 2009, and an Amended Notice of Appeal on April 10, 2009. The underwriters subsequently filed a Notice of Cross-Appeal, arguing that the dismissal of the claims involving the moving issuers should have been with prejudice because the claims were untimely under the applicable statute of limitations. Ms. Simmonds’ opening brief in the appeal was filed on August 26, 2009; Onvia and the underwriters’ responses and the underwriters’ brief in support of their cross-appeal were filed on October 2, 2009; Ms. Simmonds’ reply brief and opposition to the cross-appeal was filed on November 2, 2009; and the underwriters’ reply brief in support of their cross-appeals was filed on November 17, 2009. On October 5, 2010, the U.S. Court of Appeals for the Ninth Circuit heard oral argument regarding this matter.

On December 2, 2010, the Ninth Circuit Court of Appeals affirmed the District Court’s decision to dismiss the moving issuers’ cases (including Onvia’s) on the grounds that plaintiff’s demand letters were insufficient to put the issuers on notice of the claims asserted against them and further ordered that the dismissals be made with prejudice. The Ninth Circuit reversed and remanded the District Court’s decision on the underwriters’ motion to dismiss as to the claims arising from the non-moving issuers’ IPOs, finding plaintiff’s claims were not time-barred under the applicable statute of limitations.

On December 16, 2010, underwriters filed a petition for panel rehearing and petition for rehearing en banc and Appellant Vanessa Simmonds also filed a petition for rehearing en banc. On January 18, 2011, the Ninth Circuit denied the petition for rehearing and petitions for rehearing en banc.

On January 24, 2011, the underwriters filed a motion to stay the issuance of the Ninth Circuit’s mandate in the cases involving the non-moving issuers. On January 25, 2011, the Ninth Circuit granted the underwriters’ motion and ordered that the mandate in the cases involving the non-moving issuers is stayed for ninety days pending the filing of a petition for writ of certiorari in the United States Supreme Court. On January 26, 2011, Appellant Vanessa Simmonds moved to join the underwriters’ motion and requested the Ninth Circuit stay the mandate in all cases. On January 26, 2011, the Ninth Circuit granted Appellant’s motion and ruled that the mandate in all cases (including Onvia’s and other moving issuers) is stayed for ninety days pending Appellant’s filing of a petition for writ of certiorari in the United States Supreme Court.

On June 27, 2011, the United States Supreme Court denied Simmonds’ petition regarding the demand issue and granted the underwriters’ position relating to the statute of limitations issue. Oral argument on underwriters’ petition was heard on November 29, 2011. On March 26, 2012, the Supreme Court vacated the Ninth Circuit’s holding that her claims were not time-barred, and remanded the cases to the District Court.

Potential Future Litigation

In addition, from time to time Onvia is subject to various other legal proceedings that arise in the ordinary course of business.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms and conditions of all related person transactions (as defined in SEC rules). There were no such reportable transactions since January 1, 2010. Although we have not entered into any transactions with any immediate family member of a director or executive officer of Onvia, if we were to do so, any such transaction that would qualify as a “related person transaction” would need to be approved by our Audit Committee prior to Onvia entering into such transaction. A report is made to our Audit Committee annually disclosing all related persons employed by us and related persons employed by other companies with whom we had a material relationship during that year, if any.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors does not know of any business to be considered at the 2012 Annual Meeting other than the proposals described in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying WHITE form of proxy to vote the proxy on such matters in accordance with their best judgment.

PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2013 ANNUAL MEETING

For stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act to be presented at our 2013 Annual Meeting and included in our proxy statement, stockholder proposals must be received at our principal executive offices not later than the close of business on —, 2013.

Our Bylaws outline the process for stockholders to nominate a director or present any other business at an annual stockholders’ meeting other than pursuant to Rule 14a-8 of the Exchange Act. Pursuant to Onvia’s amended and restated bylaws, in order for a stockholder to bring a proposal (other than proposals sought to be included in Onvia’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before, or make a nomination at, the 2013 Annual Meeting of stockholders, such stockholder must deliver a written notice of such proposal and/or nomination to, or it must be mailed and received by, Onvia’s Corporate Secretary at the principal executive offices of Onvia, no earlier than the close of business on —, 2013, and not later than the close of business on —, 2013. However, if the date of the 2013 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary date and less than sixty (60) days’ notice or public disclosure of the date of the meeting is given, the notice must be received not later than the tenth day following public disclosure of the meeting date. Stockholders are also advised to review Onvia’s amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the information that must accompany any such stockholder notice.

As to all such matters which Onvia does not have notice on or prior to —, 2013, discretionary authority shall be granted to the persons designated in Onvia’s proxy related to the 2013 Annual Meeting to vote on such proposal.

ADDITIONAL INFORMATION

A copy of Onvia’s 2011 Annual Report to Stockholders is being mailed to each stockholder with this Proxy Statement, which includes a copy of Onvia’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC. The 2011 Annual Report to Stockholders is not a part of Onvia’s proxy solicitation materials.

By order of the Board of Directors,

D. Van Skilling

Chairman of the Board

—, 2012

Seattle, Washington

IMPORTANT

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

Do not return any proxy cards you may receive from the Symphony Group. Any proxy you sign from the Symphony Group for any reason could invalidate previous WHITE proxy cards sent by you to support Onvia’s Board of Directors.

Only your latest dated, signed proxy card will be counted any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.

Appendix I

SECTION 382 RIGHTS AGREEMENT

between

ONVIA, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent

Dated as of May 4, 2011

i

EXHIBITS

Exhibit A:	Form of Certificate of Designation, Preferences and Rights of Series RA Junior Participating Preferred Stock

Exhibit B:	Form of Rights Certificate

Exhibit C:	Summary of Rights

ii

SECTION 382 RIGHTS AGREEMENT

SECTION 382 RIGHTS AGREEMENT, dated as of May 4, 2011 (the “Agreement”), between Onvia, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, the Company and certain of its Subsidiaries (as hereinafter defined) have generated net operating losses for United States federal income tax purposes (“NOL’s”);

WHEREAS, the NOL’s may potentially provide valuable Tax Benefits (as hereinafter defined) to the Company;

WHEREAS, the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Code (as hereinafter defined) and, in furtherance of such objective, the Company wishes to enter into this Agreement;

WHEREAS, on May 4, 2011 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend distribution of one right (a “Right”) for each share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) outstanding at the Close of Business (as hereinafter defined) on May 23, 2011 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a share of Preferred Stock (as hereinafter defined) of the Company, upon the terms and subject to the conditions hereinafter set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock issued or delivered by the Company after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 21 hereof.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(a) “4.9% Stockholder” shall mean a Person (other than the Company, any Related Person or any Exempt Person) who Beneficially Owns 4.9% or more of the then-outstanding Common Stock.

(b) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is or becomes a 4.9% Stockholder, regardless of whether or not such Person continues to be a 4.9% Stockholder; provided, however, that an “Acquiring Person” shall not include (i) the Company, (ii) a Related Person, (iii) an Exempt Person, or (iv) an Existing Holder. Notwithstanding the foregoing: (A) no Person shall become an “Acquiring Person” solely as a result of (x) a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company, (y) a dividend or distribution paid or made by the Company on the outstanding shares of Common Stock or pursuant to a split or subdivision of the outstanding shares of Common Stock, and/or (z) an Exempt Transaction; and (B) if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person” has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person,” then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Agreement. The Board shall not be required to make any determination with respect to a potential Acquiring Person, including whether the potential Acquiring Person is an Exempt Person or whether the change of Beneficial Ownership of the potential Acquiring Person has resulted from an Exempt Transaction, until five Business Days after the date on which all Board members first received actual notice of the change of Beneficial Ownership at issue. Notwithstanding the foregoing, the Board may, in its sole discretion, determine that any Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person, any other Person (other than a Related Person or an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” (as defined in Section 1.382-3(a)(1) of the Treasury Regulations) or otherwise aggregated with shares owned by such first Person pursuant to the provisions of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d) “Agreement” shall have the meaning set forth in the preamble of this Agreement.

(e) “Authorized Officer” shall mean the Chairman of the Board, Vice Chairman of the Board, President and Chief Executive Officer, Chief Financial Officer or Executive Vice President of the Company.

(f) A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “Beneficially Own” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly owns or has the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of one or more conditions (whether or not in the control of such Person), compliance with regulatory requirements or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise, or the obligation to acquire as a result of such Person’s ownership or beneficial ownership of the Company’s outstanding equity units or any purchase contract originally issued as part of an equity unit); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding (whether or not in writing) to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (B) is not reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii) which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with respect to which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (f)) or disposing of any voting securities of the Company; or

(iv) which such Person actually owns (directly or indirectly) or would be deemed to actually or constructively own pursuant to Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations promulgated thereunder.

Notwithstanding the foregoing, nothing in this paragraph (f) shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty days.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

(g) “Board” shall have the meaning set forth in the recitals of this Agreement.

(h) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(i) “Common Stock” shall have the meaning set forth in the preamble of this Agreement.

(j) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(k) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(l) “Company” shall have the meaning set forth in the preamble of this Agreement.

(m) “Company’s Bylaws” shall mean the Amended and Restated Bylaws of the Company, as the same may be amended after the date hereof.

(n) “Company’s Charter” shall mean the Amended and Restated Certificate of Incorporation of the Company, as the same may be amended after the date hereof.

(o) “Current Per Share Market Price” shall have the meaning set forth in Section 11(d)(i) or Section 11(d)(ii) hereof, as applicable.

(p) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(q) “Distribution Date” shall mean the earliest of (i) the Close of Business on the 10th Business Day after the Stock Acquisition Date and (ii) the Close of Business on the 10th Business Day (or, such later date as may be specified by the Board prior to such time as any Person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would become an Acquiring Person; provided, however, that if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer.

(r) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(s) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(t) “Exchange Ratio” shall have the meaning set forth in Section 23(a) hereof.

(u) “Exempt Person” shall mean any Person (together with its Affiliates and Associates) whose status as a 4.9% Stockholder, as determined by the Board in its sole and absolute discretion, (i) would not jeopardize or endanger in any material respect the availability to the Company of its Tax Benefits, or (ii) is otherwise in the best interests of the Company, provided, however, that, such a Person shall cease to be an Exempt Person if the Board, in its sole discretion, makes a contrary determination based on the potential effect of such Person’s status as a 4.9% Stockholder (together with all Affiliates and Associates of such Person) regardless of the reason therefor.

(v) “Exempt Transaction” shall mean any transaction that the Board determines, in its sole discretion, is exempt from this Agreement, which determination shall be made in the sole and absolute discretion of the Board, including, without limitation, if the Board determines that (i) neither the Beneficial Ownership of shares of Common Stock by such Person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the Tax Benefits, or (ii) such transaction is otherwise in the best interests of the Company.

(w) “Existing Holder” shall mean any Person that, as of the date hereof, is the Beneficial Owner of 4.9% or more of the shares of Common Stock outstanding unless and until such Existing Holder acquires Beneficial Ownership of additional shares of Common Stock (other than as a result of a dividend or distribution paid or made by the Company on the outstanding shares of Common Stock or pursuant to a split or subdivision of the outstanding shares of Common Stock) representing 1% or more of the then outstanding shares of Common Stock unless, upon becoming the Beneficial Owner of such additional share(s), such Existing Holder is not then the Beneficial Owner of 4.9% or more of the then outstanding shares of Common Stock.

(x) “Expiration Date” shall mean the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 22 hereof, (iii) the time at which the Rights are exchanged in full as provided in Section 23 hereof, (iv) the date that the Board determines that this Agreement is no longer necessary for the preservation of material valuable Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, and (vi) a determination by the Board, prior to the time any Person becomes an Acquiring Person, that this Agreement and the Rights are no longer in the best interests of the Company and its stockholders.

(y) “Final Expiration Date” shall be May 4, 2014.

(z) “NOL’s” shall have the meaning set forth in the Recitals to this Agreement.

(aa) “Ownership Statement” shall have the meaning set forth in Section 3(a) hereof.

(bb) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, or any group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise for purposes of Section 382 of the Code, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity.

(cc) “Preferred Stock” shall mean the shares of Series RA Junior Participating Preferred Stock, par value $0.0001 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designation, Preferences and Rights of Series RA Junior Participating Preferred Stock attached hereto as Exhibit A.

(dd) “Purchase Price” shall mean initially $20.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment from time to time as provided in this Agreement.

(ee) “Record Date” shall have the meaning set forth in the recitals to this Agreement.

(ff) “Redemption Price” shall mean $0.001 per Right, subject to adjustment of the Company to reflect any stock split, stock dividend or similar transaction occurring after the date hereof.

(gg) “Related Person” shall mean (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan.

(hh) “Rights” shall have the meaning set forth in the recitals to this Agreement.

(ii) “Rights Agent” shall have the meaning set forth in the preamble of this Agreement except as otherwise provided in Section 18 and Section 20 hereof.

(jj) “Rights Certificates” shall mean certificates evidencing the Rights, in substantially the form attached hereto as Exhibit B.

(kk) “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

(ll) “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(mm) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(nn) “Securities Act” shall mean Securities Act of 1933, as amended.

(oo) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(pp) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) or Section 13(g) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person, or such earlier date as a majority of the Board becomes aware of the existence of an Acquiring Person.

(qq) “Stockholder Ratification” shall mean the ratification of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding Common Stock entitled to vote, and present, or represented by proxy, at a meeting of stockholders of the Company (or any adjournment or postponement thereof) duly called and held in accordance with the Company’s Charter, the Company’s Bylaws and applicable law.

(rr) “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of securities or other ownership interest having ordinary voting power sufficient to elect at least a majority of the directors or other Persons having similar functions of such corporation or other entity are at the time, directly or indirectly, Beneficially Owned, or otherwise controlled by such Person.

(ss) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(tt) “Summary of Rights” shall mean a copy of a summary of the terms of the Rights, in substantially the form attached hereto as Exhibit C.

(uu) “Tax Benefits” shall mean the net operating loss carry-overs, capital loss carry-overs, general business credit carry-overs, alternative minimum tax credit carry-overs and foreign tax credit carry-overs, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations promulgated thereunder, of the Company or any direct or indirect Subsidiary thereof.

(vv) “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day.

(ww) “Treasury Regulations” shall mean final, temporary and proposed regulations of the Department of the Treasury promulgated under the Code and any successor regulation, including any amendments thereto.

(xx) “Trust” shall have the meaning set forth in Section 23(a) hereof.

(yy) “Trust Agreement” shall have the meaning set forth in Section 23(a) hereof.

Section 2. Appointment of the Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omission of any such co-rights agent. Prior to the appointment of a co-rights agent, the specific duties and obligations of each such co-rights agents shall be set forth in writing and delivered to the Rights Agent and the proposed co-rights agent. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such co-rights agent. To the extent that any co-rights agent takes any action pursuant to this Agreement, such co-rights agent shall be entitled to all of the rights and protections of, and subject to all of the applicable duties and obligations imposed upon, the Rights Agent pursuant to the terms of this Agreement.

Section 3. Issuance of Rights Certificates.

(a) Until the Distribution Date, (i) the Rights shall be evidenced (subject to Section 3(b) and Section 3(c) hereof) by the certificates representing the shares of Common Stock in the names of the record holders thereof (which certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights) or by the current ownership statements issued with respect to uncertificated shares of Common Stock in lieu of such certificates (“Ownership Statements”) (which Ownership Statements shall be deemed also to be certificates for Rights) and (ii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock.

(b) On or as promptly as practicable after the Record Date, the Company shall send, in accordance with Section 25 hereof, to each record holder of shares of Common Stock as of the Close of Business on the Record Date, a copy of a Summary of Rights. With respect to shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights associated with such shares of Common Stock will be evidenced by the certificate or Ownership Statement for such shares of Common Stock registered in the names of the holders thereof, in each case together with the Summary of Rights. Until the Distribution Date, the surrender for transfer of any certificate or Ownership Statement for shares of Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or Ownership Statement.

(c) Rights shall be issued by the Company in respect of all shares of Common Stock (other than any shares of Common Stock that may be issued upon the exercise or exchange of any Right) issued or delivered by the Company after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, and, to the extent provided in Section 21 hereof, after the Distribution Date. Certificates and Ownership Statements representing such shares of Common Stock shall have stamped on, impressed on, printed on, written on, or otherwise affixed to them a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement and as do not affect the rights, duties or responsibilities of the Rights Agent, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the shares of Common Stock may from time to time be listed or quoted:

“This [certificate/statement] also evidences and entitles the holder hereof to certain Rights as set forth in the Section 382 Rights Agreement between Onvia, Inc. and Computershare Trust Company, N.A., dated as of May 4, 2011 and as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Onvia, Inc. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this [certificate/statement]. Onvia, Inc. shall mail to the holder of this [certificate/statement] a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.”

With respect to such certificates or Ownership Statements containing the foregoing legend, until the Distribution Date, the Rights associated with the shares of Common Stock represented by such certificates or Ownership Statements shall be represented by such certificates or Ownership Statements alone and the surrender for transfer of any certificate or Ownership Statement for shares of Common Stock shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or Ownership Statement.

(d) As promptly as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign and the Company shall send or cause to be sent (and the Rights Agent will, if requested, and if provided with all necessary information, send), in accordance with Section 25 hereof, to each record holder of shares of Common Stock, as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Associate or Affiliate of an Acquiring Person), a Rights Certificate representing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(i) or Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall not be required to issue Rights Certificates evidencing fractional Rights but may, in lieu thereof, make the necessary and appropriate rounding adjustments (in accordance with Section 13(a) hereof) so that Rights Certificates evidencing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights shall be represented solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the next Business Day. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively that the Distribution Date has not occurred.

(e) In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock so purchased or acquired.

Section 4. Form of Rights Certificates. The Rights Certificates (and the form of election to purchase and the form of assignment and the certificates contained therein to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 21 hereof, the Rights Certificates, whenever distributed shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as is set forth therein at the Purchase Price; provided, however, that the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding shall be subject to adjustment as provided in this Agreement.

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by any Authorized Officer, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof, which shall be attested by any other Authorized Officer, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b) Following the Distribution Date, upon receipt by the Rights Agent of written notice of the occurrence of the Distribution Date pursuant to Section 3(d) hereof, the Rights Agent shall keep or cause to be kept, at its office or offices designated for such purposes and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any transaction reporting system on which the rights may from time to time be listed or quoted, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6. Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 11(a)(ii) and Section 13 hereof, at any time after the Close of Business on the Distribution Date, and prior to the Expiration Date, any Rights Certificate(s) (other than Rights Certificates representing Rights that have been redeemed or exchanged pursuant to Section 22 or Section 23 hereof) representing exercisable Rights may be transferred, split-up, combined or exchanged for another Rights Certificate(s), entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as the Rights Certificate(s) surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split-up, combine or exchange any such Rights Certificate(s) must make such request in writing delivered to the Rights Agent, and must surrender the Rights Certificate(s) to be transferred, split-up, combined or exchanged, with the forms of assignment and certificate contained therein duly executed, at the office or offices of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have (i) completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split-up, combination or exchange or Rights Certificates as required by Section 9(d) hereof. Thereupon the Rights Agent shall, subject to Section 11(a)(ii), Section 13 and Section 23 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Person or Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation unless and until it is satisfied that all such taxes and charges have been paid.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company shall execute and deliver a new Rights Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Rights Certificate to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 11(a)(ii) hereof, at any time after the Distribution Date and prior to the Expiration Date, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including, without limitation, the restrictions on exercisability as set forth in Section 9(e), Section 11(a)(iii), Section 22(a) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate contained therein on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price (including any applicable tax or charge required to be paid by the holder of such Rights Certificate in accordance with the provisions of Section 9(d) hereof) for each one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised.

(b) Upon receipt of a Rights Certificate representing exercisable Rights with the form of election to purchase and the certificate contained therein properly completed and duly executed, accompanied by payment of the Purchase Price for each one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable tax or charge required to be paid under Section 9(d) hereof by certified check, cashier’s check, bank draft or money order payable to the order of the Company, the Rights Agent shall, subject to Section 19(j) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates representing the total number of one one-thousandths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit any shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or depositary receipts, as the case may be) cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (iii) when appropriate, requisition from the Company or any transfer agent therefor of certificates representing the number of equivalent shares to be issued in lieu of the issuance of shares of Common Stock in accordance with the provisions of Section 11(a)(iii) hereof, (iv) when appropriate, after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (v) when appropriate, requisition from the Company of the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 13 hereof, and (vi) when appropriate, after receipt, deliver such cash to the registered holder of such Rights Certificate.

(c) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, the Rights Agent shall prepare, execute and deliver a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised to the registered holder of such Rights Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 13 hereof.

(d) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer, split-up, combination or exchange of any Rights Certificate pursuant to Section 6 hereof or exercise or assignment of a Rights Certificate as set forth in this Section 7 unless the registered holder of such Rights Certificate shall have (i) duly and properly completed and signed the certificate contained in the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such transfer, split-up, combination, exchange, exercise or assignment and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and Affiliates and Associates thereof as the Company or the Rights Agent may reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Company Covenants Concerning Securities and Rights.

(a) The Company covenants and agrees that it shall cause to be reserved, authorized for issuance and kept available out of its authorized and unissued shares of Preferred Stock, a number of shares of Preferred Stock that shall be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof.

(b) The Company covenants and agrees so long as the shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, shares of Common Stock or other securities, as the case may be) issuable upon the exercise of the Rights may be listed on any national securities exchange, or quoted on a quotation system, it shall endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange, or quoted on such quotation system, upon official notice of issuance upon such exercise.

(c) The Company covenants and agrees it will take all such actions as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, shares of Common Stock or other securities, as the case may be) delivered upon exercise of Rights, at the time of delivery of the certificates for such securities, shall be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

(d) The Company covenants and agrees it will pay when due and payable any and all federal and state taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates representing securities issued upon the exercise of Rights; provided, however, that the Company shall not be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates or depositary receipts representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or charge is due.

(e) If the Company determines that registration under the Securities Act is required, then the Company shall use commercially reasonable efforts (i) to file, as soon as practicable after the Distribution Date, on an appropriate form, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 calendar days after the date the Company determines that registration is required, the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective or to qualify the rights, the exercise thereof or the issuance of shares of Preferred Stock, Common Stock, or other securities upon the exercise thereof under state securities or “blue sky” laws. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(e) and give the Rights Agent a copy of such announcement. In addition, if the Company determines that a registration statement or other document should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights, for a period of time not to exceed 90 calendar days after the date the Company makes such determination, in each relevant jurisdiction, until such time as a registration statement has been declared effective or any such other document filed and, if required, approved, and, upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

(f) Notwithstanding anything in this Agreement to the contrary, after the later of the Stock Acquisition Date and the Distribution Date, the Company shall not, except as permitted by Section 22 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action shall eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

(g) In the event that the Company is obligated to issue other securities of the Company, pay cash or distribute other assets pursuant to Section 7, Section 11, Section 13, Section 22 or Section 23 hereof, it shall make all arrangements necessary so that such other securities, cash or other assets are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

Section 10. Record Date. Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Common Stock or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate representing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for shares of Preferred Stock (or Common Stock or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of any security of the Company with respect to shares for which the Rights are or may be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the Record Date (A) declare a dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the

Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date (whether or not such Right was then exercisable) and at a time when the transfer books of the Company for the shares of Preferred Stock (or other capital stock, as the case may be) were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii) Subject to Section 22 and Section 23 of this Agreement and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, in the event that any Person becomes an Acquiring Person (a “Section 11(a)(ii) Event”), each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one one-thousandths of a share of Preferred Stock) as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event and dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by (y) 50% of the Current Per Share Market Price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of such first occurrence; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f) hereof.

Notwithstanding anything in this Agreement to the contrary, however, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights that are beneficially owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of such Person becoming an Acquiring Person or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with such Person becoming an Acquiring Person pursuant to either (1) a transfer from the Acquiring Person (or any such Affiliate or Associate) to holders of its equity securities or to any Person with whom the Acquiring Person (or any such Affiliate or Associate) has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (2) a transfer that the Board has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company will use commercially reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the occurrence of any Person becoming an Acquiring Person, no Right Certificates shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificates delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled.

(iii) The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11(a)(ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the Current Per Share Market

Price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing Section 11(a)(ii), the Board shall, with respect to such deficiency, to the extent not prohibited by applicable law or any material agreements then in effect to which the Company is a party (A) determine the excess of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing Section 11(a)(ii) (the “Current Value”) over (2) the then-current Purchase Price (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with Section 11(a)(ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board (upon the advice of a nationally recognized investment banking firm selected by the Board in good faith); provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within 30 calendar days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 22(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent not prohibited by applicable law or any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. If within the 30-day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, such 30-day period may be extended to the extent necessary, but not more than 90 calendar days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such 30-day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second or third sentence of this Section 11(a)(iii), the Company (I) shall provide, subject to Section 11(a)(ii), that such action shall apply uniformly to all outstanding Rights and (II) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.

(b) If the Company fixes a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase shares of Preferred Stock (or securities having equivalent rights, privileges and preferences as the shares of Preferred Stock (for purposes of this Section 11(b), “Equivalent Preferred Stock”)) or securities convertible into shares of Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Stock) less than the Current Per Share Market Price of the shares of Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the

Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and Equivalent Preferred Stock so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Per Share Market Price and the denominator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) If the Company fixes a record date for the making of a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in shares of Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the Current Per Share Market Price of the shares of Preferred Stock (as determined pursuant to Section 11(d) hereof) on such record date or, if earlier, the date on which shares of Preferred Stock begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one share of Preferred Stock, and the denominator of which is such Current Per Share Market Price of the shares of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right but less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, the “Current Per Share Market Price” of a share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of a share of Common Stock for the 30 consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the Current Per Share Market Price of Common Stock is determined during a period following the announcement by the Company of (A) a dividend or distribution on such shares of Common Stock payable in shares of Common Stock or securities convertible into such shares (other than the Rights) or (B) any subdivision, combination or reclassification of such shares of Common Stock, and prior to the expiration of 30 Trading Days after, but not including, the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per share equivalent of such shares of Common Stock. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the Common Stock is not listed or admitted to trading on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on a quotation system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If the Common Stock is not publicly held or not so listed or traded, or is not the subject of available bid and asked quotes, the Current Per Share Market Price of such Common Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(ii) For the purpose of any computation hereunder, the “Current Per Share Market Price” of a share of Preferred Stock shall be determined in accordance with the method set forth above in Section 11(d)(i) other than the last sentence thereof. If the Current Per Share Market Price of Preferred Stock cannot be determined in the manner provided above, it shall be conclusively deemed to be an amount equal to the current per share market price of the shares of Common Stock multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the shares of Common Stock occurring after the date of this Agreement). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or the subject of available bid and asked quotes, “Current Per Share Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one one-thousandth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by ten thousand.

(e) Except as set forth below, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a share of Preferred Stock or one one-thousandth of a share of Common Stock or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than shares of Preferred Stock, thereafter the number or kind of such other securities so receivable upon exercise of any Right (or the Purchase Price in respect thereof) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Section 7, Section 9, Section 10 and Section 13 hereof with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) shall apply on like terms to any such other securities (and the Purchase Price in respect thereof).

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company has exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one one-millionth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. The Company shall also, as promptly as practicable, notify the Rights Agent in writing of same pursuant to Section 9(e) hereof and give the Rights Agent a copy of such announcement. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but if the Rights Certificates have been issued, such record date shall be at least ten calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to the provision of Section 13 hereof, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Rights Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Without respect to any adjustment or change in the Purchase Price or the number or kind of securities issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Rights Certificate issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the shares of Preferred Stock or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or such other securities, as the case may be, at such adjusted Purchase Price.

(l) In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of one one-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares of Preferred Stock or other securities upon the occurrence of the event requiring such adjustment.

(m) Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board determines to be necessary or advisable in order that any (i) consolidation or subdivision of the shares of Preferred Stock, (ii) issuance wholly for cash of shares of Preferred Stock at less than the Current Per Share Market Price therefor, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its shares of Preferred Stock is not taxable to such stockholders.

(n) Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date and prior to the Distribution Date (i) pays a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date (or issued or delivered on or after the Distribution Date pursuant to Section 21 hereof), shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which is the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made or any event affecting the Rights or their exercisability (including, without limitation, an event which causes Rights to become null and void) occurs as provided in Section 11 thereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts and calculations accounting for such adjustment or describing such event, (b) file with the Rights Agent, and with each transfer agent for the shares of Preferred Stock and the shares of Common Stock, a copy of such certificate, and (c) if a Distribution Date has occurred, give a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate, provided, however, that the Rights Agent will not be entitled to such protection in cases of bad faith or willful misconduct.

Section 13. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(n) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For purposes of this Section 13(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the Rights are not listed or admitted to trading on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on a quotation system then in use or, if on any such date the Rights are not quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, such market maker to be selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right shall mean the fair value thereof as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of Preferred Stock in integral multiples of one one-thousandth of such Preferred Stock may, in the sole discretion of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 13(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the shares of the Preferred Stock cannot be so determined, the closing price of the shares of the Preferred Stock for such Trading Day shall be conclusively deemed to be an amount equal to the closing price of the shares of Common Stock for such Trading Day multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Stock shares occurring after the date of this Agreement).

(c) Following the occurrence of a Section 11(a)(ii) Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise or exchange of the Rights or to distribute certificates or Ownership Statements which evidence fractional shares of Common Stock. In lieu of issuing any such fractional shares of Common Stock, the Company may pay to any Person to whom or which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such share of Common Stock. For purposes of this Section 13(c), the current market value of one share of Common Stock shall be the closing price thereof (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise or exchange.

(d) The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 13.

Section 14. Rights of Action.

(a) All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (or, prior to the Distribution Date, the registered holders of shares of Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the shares of Common Stock), may, on such first holder’s behalf and for such first holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such first holder’s right to exercise the Rights evidenced by such Rights

Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company shall use commercially reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 15. Agreement of Rights Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights shall be transferable only in connection with the transfer of shares of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a properly executed instrument of transfer with the appropriate forms and certificates contained therein fully executed;

(c) subject to Section 6(a) and Section 7(d) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock share certificate or Ownership Statement) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock share certificate or Ownership Statement made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the penultimate sentence of Section 11(a)(ii) hereof, shall be affected by any notice to the contrary; and

(d) such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 13 hereof.

Section 16. Rights Certificate Holder Not Deemed a Stockholder. No holder, of any Rights Certificate, by means of such possession, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, by means of such possession, any of the rights of a stockholder of the Company including any right to vote on any matter submitted to stockholders at any meeting thereof, including the election of directors, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate have been exercised in accordance with the provisions of this Agreement.

Section 17. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement and the performance of its duties and responsibilities and the exercise of its rights hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses of enforcing this right of indemnification will also be paid by the Company. The provisions of this Section 17 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

(b) The Rights Agent may conclusively rely on, and will be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with, its acceptance or administration of this Agreement and the exercise and performance of its duties and responsibilities and the exercise of its rights hereunder, in reliance upon any Rights Certificate or certificate evidencing shares of Preferred Stock, Common Stock or other securities of the Company or an Ownership Statement, or any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 19 hereof.

(c) Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 18. Merger, Consolidation or Change of Name of the Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20 hereof. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) If at any time the name of the Rights Agent changes and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if at that time any of the Rights Certificates have not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 19. Duties of the Rights Agent. The Rights Agent undertakes to perform the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with competent legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith and in accordance with the content of such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Per Share Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any Authorized Officer and delivered to the Rights Agent; and such certificate, pursuant to its terms, shall be full and complete authorization and protection to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) and it shall not be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent will have no liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 22 or Section 23 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock shall, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties and the exercise of the rights hereunder from any Authorized Officer, and to apply to any such Authorized Officer for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers or employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(l) The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent is specifically notified in writing by the Company of such fact, event or determination.

(m) The provisions of this Section 19 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

Section 20. Change of the Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days’ written notice given to the Company in accordance with Section 25 hereof, and to each transfer agent, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, of the shares of Common Stock and Preferred Stock known to the Rights Agent, respectively, by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days’ written notice, given to the Rights Agent or successor Rights Agent, as the case may be, in accordance with Section 25 hereof, and to each transfer agent of the shares of Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates in accordance with Section 25 hereof. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall, in its sole discretion, appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of the State of New York or of any other state of the United States, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the shares of Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, give a notice thereof in writing to the registered holders of the Rights Certificates in accordance with Section 25 hereof. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 21. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, exchange or conversion of securities hereinafter issued by the Company and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, in its good faith judgment the Board determines that the issuance of such Rights Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Rights Certificate otherwise would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22. Redemption.

(a) The Board may, at its option, at any time prior to the earlier of (1) the Close of Business on the tenth calendar day following the Stock Acquisition Date, or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at the Redemption Price. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption has expired. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, securities or any other form of consideration deemed appropriate by the Board.

(b) Immediately upon the effectiveness of the action of the Board ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held without interest thereon. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights in accordance with Section 25 hereof; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the redemption of the Rights. Any notice given in accordance with Section 25 hereof shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

Section 23. Exchange.

(a) The Board may, at its option, at any time after a Section 11(a)(ii) Event, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b) Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly give a notice of any such exchange to all of the holders of the Rights so exchanged in accordance with Section 25 hereof. Any notice given in accordance with Section 25 hereof shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock, for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) The Company may at its option substitute and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 23, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Stock) such that the Current Per Share Market Price of one share of Preferred Stock (or Equivalent Preferred Stock) multiplied by such number or fraction is equal to the Current Per Share Market Price of the Common Stock that would otherwise be issuable as of the date of such exchange.

(d) Prior to effecting an exchange pursuant to this Section 23, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock, Preferred Stock or other securities, if any, issuable pursuant to the exchange, and all Persons entitled to receive such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) shall be entitled to receive such only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

Section 24. Notice of Certain Events.

(a) If the Company, at any time after the Distribution Date, proposes to (i) pay any dividend payable in stock of any class to the holders of shares of Preferred Stock or to make any other distribution to the holders of shares of Preferred Stock (other than a regular periodic cash dividend), (ii) offer to the holders of shares of Preferred Stock rights, options, warrants or any similar instrument to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options,

(iii) effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) effect any consolidation, merger or statutory share exchange into or with any other Person, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and, to the extent possible, to each holder of a Rights Certificate, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution or offering of rights, warrants, options or any similar instrument or the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten calendar days prior to the record date for determining holders of the shares of Common Stock or Preferred Stock for purposes of such action, and in the case of any such other action at least ten calendar days prior to the date of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is the earlier.

(b) If a Section 11(a)(ii) Event occurs, then (i) the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights and (ii) all references in Section 24(a) hereof to shares of Preferred Stock shall be deemed thereafter to refer to shares of Common Stock or, if appropriate, other securities.

Section 25. Notices.

(a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made (a) immediately, if made by personal delivery, (b) on the fifth calendar day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile is combined with a phone call to the Company notifying it of such transmission, all addressed (until another address is filed in writing by the Company with the Rights Agent) as follows:

Onvia, Inc.

509 Olive Way, Suite 400

Seattle, Washington 98101

Attention: General Counsel

(b) Subject to the provisions of Section 20 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made (a) immediately, if made by personal delivery, (b) on the fifth calendar day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile is combined with a phone call to the Rights Agent notifying it of such transmission, all addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

Computershare Trust Company, N.A.

350 Indiana Street, Suite 800

Golden, CO 80401

Attention: Client Services

(c) Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock or an Ownership Statement) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent (or, if prior to the Distribution Date, of the transfer agent for the shares of Common Stock).

Section 26. Supplements and Amendments. Except as otherwise provided in this Section 26, for so long as the Rights are redeemable pursuant to Section 22 hereof, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights. From and after the time at which the Rights cease to be redeemable pursuant to Section 22 hereof, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to amend or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person or certain of their transferees), and no such amendment may cause the Rights again to become redeemable or cause this Agreement again to become amendable other than in accordance with this sentence. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything herein to the contrary, the Rights Agent shall not be obligated to enter into any supplement or amendment that affects the Rights Agent’s own right, duties, obligations or immunities under this Agreement.

Section 27. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28. Determinations and Actions by the Board.

(a) For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with, as the Board of Directors deems to be applicable, the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382 of the Code, or any successor provision or replacement provision.

(b) The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations and calculations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or amend this Agreement).

(c) All such actions, calculations, interpretations and determinations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties. Unless otherwise notified, the Rights Agent shall always be entitled to assume that the Board acted in good faith and the Rights Agent shall be fully protected and shall incur no liability in reliance thereon.

Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Common Stock).

Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void, or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board.

Section 31. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 32. Counterparts; Facsimiles and PDFs. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A facsimile or pdf signature delivered electronically shall constitute an original signature for all purposes.

Section 33. Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 34. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

ONVIA, INC.

By:
Henry G. Riner
President and Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

Signature Page to Section 382 Rights Agreement

Exhibit A

FORM OF

CERTIFICATE

OF

DESIGNATION, PREFERENCES, AND

RIGHTS OF SERIES RA JUNIOR PARTICIPATING PREFERRED STOCK

of

ONVIA, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware:

Onvia, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), the said Board of Directors on May 4, 2011, adopted the following resolution creating a series of Preferred Stock designated as Series RA Junior Participating Preferred Stock (as hereinafter defined):

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series RA Junior Participating Preferred Stock” and the number of shares constituting such series shall be 15,000.

Section 2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series RA Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series RA Junior Participating Preferred Stock, in preference to the holders of shares of Common Stock, par value $0.0001 per share, of the Corporation (the “Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September, and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series RA Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series RA Junior Participating Preferred Stock. In the event the Corporation shall at any time after May 4, 2011 (the “Rights Dividend Declaration Date”) (i) pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the outstanding shares of

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Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing or surviving corporation), then in each such case the amount to which holders of shares of Series RA Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series RA Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series RA Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series RA Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series RA Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series RA Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series RA Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series RA Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series RA Junior Participating Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series RA Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series RA Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series RA Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) (i) If at any time dividends on any Series RA Junior Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend

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period on all shares of Series RA Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series RA Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two directors.

(ii) During any default period, such voting right of the holders of Series RA Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of 10% in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two directors or, if such right is exercised at an annual meeting, to elect two directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series RA Junior Participating Preferred Stock.

(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Board of Directors. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this Paragraph (C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of

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Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Certificate of Incorporation or Bylaws irrespective of any increase made pursuant to the provisions of Paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or Bylaws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(D) Except as set forth herein, holders of Series RA Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series RA Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series RA Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series RA Junior Participating Preferred Stock;

(ii) declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution, or winding up) with the Series RA Junior Participating Preferred Stock, except dividends paid ratably on the Series RA Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series RA Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase, or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation, or winding up) to the Series RA Junior Participating Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series RA Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series RA Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series RA Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

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Section 6. Liquidation, Dissolution, or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution, or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series RA Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series RA Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series RA Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series RA Liquidation Preference”). Following the payment of the full amount of the Series RA Liquidation Preference, no additional distributions shall be made to the holders of shares of Series RA Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series RA Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends, and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series RA Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series RA Junior Participating Preferred Stock and Common Stock, respectively, holders of Series RA Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series RA Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series RA Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

(C) In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock, a member’s interest, a partnership interest, a beneficial interest in a trust or other owner’s interest, or securities, cash, or any other property, then in any such case the shares of Series RA Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, a member’s interest, a partnership interest, a beneficial interest in a trust or other owner’s interest, securities, cash, and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series RA Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series RA Junior Participating Preferred Stock shall not be redeemable.

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Section 9. Ranking. The Series RA Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 10. Amendment. At any time when any shares of Series RA Junior Participating Preferred Stock are outstanding, neither the Certificate of Incorporation of the Corporation nor this Certificate of Designation shall be amended in any manner that would materially alter or change the powers, preferences, or special rights of the Series RA Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series RA Junior Participating Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. The Series RA Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series RA Junior Participating Preferred Stock.

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IN WITNESS WHEREOF, Onvia, Inc. has caused this Certificate of Designation to be signed by the undersigned this 4th day of May 2011.

ONVIA, INC.

By:
Henry G. Riner
President and Chief Executive Officer

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Exhibit B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-	Rights

NOT EXERCISABLE AFTER MAY 4, 2014 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION AND EXCHANGE AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SECTION 382 RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.

RIGHTS CERTIFICATE

ONVIA, INC.

This certifies that , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Section 382 Rights Agreement, dated as of May 4, 2011 (the “Rights Agreement”), between Onvia, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York City time) on the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, or its successor as Rights Agent, one one-thousandth of a fully paid nonassessable share of Series RA Junior Participating Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of the Company, at a purchase price of $20.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the shares of Preferred Stock as constituted at such date. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price, the number or kind of shares of Preferred Stock (or other securities, as the case may be) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate and the number of Rights outstanding are subject to adjustment upon the occurrence of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and can be obtained from the Company without charge upon written request therefor.

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Pursuant to the Rights Agreement, from and after the occurrence of any Person becoming an Acquiring Person, any Rights that are beneficially owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of such Person becoming an Acquiring Person or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with such Person becoming an Acquiring Person pursuant to either (a) a transfer from the Acquiring Person (or any such Affiliate or Associate) to holders of its equity securities or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (b) a transfer that the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights, whether under any provision of the Rights Agreement or otherwise. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be cancelled.

This Rights Certificate, with or without other Rights Certificates, may be exchanged for another Rights Certificate or Rights Certificates entitling the holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or other securities, as the case may be) as the Rights Certificate or Rights Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be redeemed by the Company at its option at a redemption price of $0.00001 per Right at any time prior to ten days after the Stock Acquisition Date. In addition, following the time any person becomes an Acquiring Person, the Company may at its option exchange the Rights, in whole or in part, for shares of common stock, Preferred Stock or other preferred stock having equivalent rights, privileges and preferences as the Preferred Stock. The Rights Agreement may be supplemented and amended by the Company, as provided therein.

The Company is not required to issue fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable, as the case may be, upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing fractional shares of Preferred Stock or other securities, the Company may make a cash payment, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of the Preferred Stock or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate have been exercised in accordance with the provisions of the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

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WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of:

ONVIA, INC.

By:

Name:

Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Authorized Signature

Name:

Title:

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[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                          hereby sells, assigns and transfers unto

(Please print name and address of transferee)

(Please spell out and include in numerals the

number of Rights being transferred by this Assignment)

of the Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                                                           Attorney, to transfer the number of Rights indicated above on the books of the within named Company, with full power of substitution.

Dated:                    , 20

Signature

Medallion Signature Guaranteed:

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Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) to the best knowledge of the undersigned, the Rights evidenced by this Rights Certificate [    ] are [    ] are not being sold, assigned, and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, he, she, or it [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:                    , 20

Signature

Medallion Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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[Form of Reverse Side of Rights Certificate — continued]

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise any or all Rights evidenced by the Rights Certificate.)

To: Onvia, Inc.:

The undersigned hereby irrevocably elects to exercise                                  (            ) Rights evidenced by this Rights Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to or that such shares be credited to the book-entry account of:

(Please print social security or other identifying number)

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Please print social security or other identifying number)

(Please print name and address)

Dated:                    , 20

Signature

Medallion Signature Guaranteed:

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Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, he, she, or it [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:                     ,

Signature

Medallion Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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Exhibit C

UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SECTION 382 RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.

SUMMARY OF RIGHTS

On May 4, 2011, the Board of Directors (the “Board”) of Onvia, Inc., a Delaware corporation (the “Company”), declared a dividend of one preferred share purchase right (each, a “Right”) for each outstanding share of common stock, par value $0.0001, of the Company (the “Common Stock”). The dividend is payable on May 23, 2011 to our stockholders of record as of the close of business on May 23, 2011.

This summary of rights provides only a general description and should be read together with the Section 382 Rights Agreement, dated as of May 4, 2011, between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”). All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Rights Agreement. Upon written request, the Company will provide a copy of the Rights Agreement free of charge to any of its stockholders.

Our Board adopted the Rights Agreement in an effort to protect stockholder value by attempting to diminish the risk that our ability to use our net operating losses (collectively, the “NOLs”) to reduce potential future federal income tax obligations may become substantially limited. Under the Internal Revenue Code and regulations promulgated by the U.S. Treasury Department, we may “carry forward” these NOLs in certain circumstances to offset any current and future taxable income and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an “ownership change,” as defined in Section 382 of the Internal Revenue Code, our ability to use the NOLs may be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset. A company experiences an “ownership change” for tax purposes if the percentage of stock owned by its 5% stockholders (as defined for tax purposes) increases by more than 50 percentage points over a rolling three-year period.

The Rights Agreement is intended to act as a deterrent to any person acquiring beneficial ownership of 4.9% or more of our outstanding Common Stock without the approval of our Board. Stockholders who beneficially own 4.9% or more of our outstanding Common Stock as of the close of business on May 4, 2011 will not trigger the Rights Agreement so long as they do not acquire beneficial ownership of additional shares of our Common Stock representing 1.0% or more of our outstanding Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding shares of Common Stock or pursuant to a split or subdivision of the outstanding shares of Common Stock) at a time when they still beneficially own 4.9% or more of our outstanding Common Stock. In addition, the Board retains the sole discretion to exempt any person or group from the penalties imposed by the Rights Agreement.

The Board remains open to all alternatives to maximize stockholder value, and may in its sole discretion exempt a proposed acquisition of our Common Stock from the Rights Agreement, including if it determines that the acquisition is in the Company’s best interests, or if it will not jeopardize our tax benefits. The Rights Agreement is not expected to interfere with any merger or other business combination approved by our Board.

The Rights. Our Board authorized the issuance of one Right per each outstanding share of our Common Stock payable to our stockholders of record as of the close of business on May 23, 2011. One Right will also be

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issued together with each share of our Common Stock issued after May 23, 2011 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date. Subject to the terms, provisions and conditions of the Rights Agreement, if the Rights become exercisable, each Right would initially represent the right to purchase from us one one-thousandth of a share of our Series RA Junior Participating Preferred Stock, par value $0.0001 per share (the “Series RA Preferred Stock”) for a purchase price of $20.00 (the “Purchase Price”). If issued, each fractional share of Series RA Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our Common Stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including, without limitation, any dividend, voting or liquidation rights.

Initial Exercisability. The Rights will not be exercisable until the earlier of (i) ten business days after a public announcement that a person has become an “Acquiring Person” by acquiring beneficial ownership of 4.9% or more of our outstanding Common Stock (or, in the case of a person that had beneficial ownership of 4.9% or more of our outstanding Common Stock as of the close of business on May 4, 2011, by obtaining beneficial ownership of any additional shares of our Common Stock representing 1% or more of the shares of our Common Stock then outstanding (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding shares of Common Stock or pursuant to a split or subdivision of the outstanding shares of Common Stock) at a time such person still beneficially owns 4.9% or more of our outstanding Common Stock), and (ii) ten business days (or such later date as may be specified by the Board prior to such time as any person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, our Common Stock certificates or the ownership statements issued with respect to uncertificated shares of Common Stock will evidence the Rights. Any transfer of shares of Common Stock prior to the Distribution Date will also constitute a transfer of the associated Rights. After the Distribution Date, separate rights certificates will be issued and the Rights may be transferred other than in connection with the transfer of the underlying shares of Common Stock unless and until our Board has determined to effect an exchange pursuant to the Rights Agreement (as described below).

Flip-In Event. In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, a number of shares of our Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a market value equal to two times the Purchase Price. However, Rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the Rights are no longer redeemable by the Company (as described below).

For example, at an exercise price of $20.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following the event set forth in the preceding paragraph would entitle its holder to purchase $40.00 worth of Common Stock (or other consideration, as noted above) for $20.00. Assuming that the Common Stock had a per share value of $4.00 at such time, the holder of each valid Right would be entitled to purchase ten shares of Common Stock for $20.00.

Redemption. At any time until the earlier of the May 4, 2014 and ten calendar days following the first date of public announcement that a person has become an Acquiring Person or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board becomes aware of the existence of an Acquiring Person (any such date, the “Stock Acquisition Date”), the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

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Exchange. At any time after a person becomes an Acquiring Person, the Board may, at its option, exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series RA Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment). Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of Common Stock (or fractional share of Series RA Preferred Stock or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) equal to the number of such Rights held by such holder multiplied by the exchange ratio.

Stockholder Ratification. The Company intends to submit the Rights Agreement for stockholder ratification at a meeting of the stockholders of the Company to be held within 12 months of the adoption of the Rights Agreement.

Preferred Stock Provisions. Each one one-thousandth of a share of Series RA Preferred Stock, if issued: (i) will be nonredeemable and junior to any other series of preferred stock the Company may issue (unless otherwise provided in the terms of such other series), (ii) will entitle holders to preferential cumulative quarterly dividends in an amount per share of Series A Preferred Stock equal to the greater of (a) $1 or (b) 1,000 times the aggregate the dividends, if any, declared on one share of Common Stock, (iii) will entitle holders upon liquidation (voluntary or otherwise) to receive $1,000 per share of Series RA Preferred Stock plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, (iv) will have the same voting power as one share of Common Stock, and (v) will entitle holders to a per share payment equal to the payment made on one share of Common Stock, if shares of the Common Stock are exchanged via merger, consolidation, or a similar transaction. Because of the nature of the Series RA Preferred Stock’s dividend, liquidation and voting rights, the value of a Unit of Series RA Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Expiration. The Rights and the Rights Agreement will expire on the earliest of (i) May 4, 2014, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged in full pursuant to the Rights Agreement, (iv) the date that the Board determines that the Rights Agreement is no longer necessary for the preservation of material valuable Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, and (vi) a determination by the Board, prior to the time any Person becomes an Acquiring Person, that the Rights Agreement and the Rights are no longer in the best interests of the Company and its stockholders.

Anti-Dilution Provisions. Our Board may adjust the Purchase Price, the number of shares of Series RA Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the Series RA Preferred Stock or our Common Stock. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments. For so long as the Rights are redeemable, our Board may supplement or amend any provision of the Rights Agreement in any respect without the approval of the holders of the Rights. From and after the time the Rights are no longer redeemable, our Board may supplement or amend the Rights Agreement only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Agreement which the Company may deem necessary or desirable, but only to the extent that those changes do not impair or adversely affect any Rights holder (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person or certain of their transferees) and do not result in the Rights again becoming redeemable or the Rights Agreement again becoming amendable other than in accordance with this sentence.

The Company has filed a copy of the Rights Agreement with the Securities and Exchange Commission as an exhibit to a Form 8-A filed on or about May 5, 2011. In addition, a copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

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Appendix II

INFORMATION CONCERNING PERSONS WHO ARE PARTICIPANTS IN ONVIA’S SOLICITATION OF PROXIES FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

Unless otherwise noted, capitalized terms used but not defined in this Appendix II shall have the meanings ascribed to them in the Proxy Statement to which this Appendix II is attached.

Under applicable Securities and Exchange Commission rules and regulations, members of our Board of Directors, our Board’s director nominees, our executive officers and certain other employees of Onvia are deemed to be “participants” with respect to Onvia’s solicitation of proxies from stockholders in connection with the 2012 Annual Meeting of Stockholders.

Directors and Nominees

The following table sets forth the names and business addresses of our current directors and director nominees who are all deemed to be “participants” in our solicitation under applicable Securities and Exchange Commission rules and regulations. The principal occupation or employment of each director or nominee who may be deemed to be a participant is set forth in the section of the Proxy Statement entitled “Proposal No. 1: Election of Directors.”

Name	Business Address
Jeffrey C. Ballowe	Onvia, Inc. 509 Olive Way, Suite 400 Seattle, WA 98101

Robert G. Brown	Onvia, Inc. 509 Olive Way, Suite 400 Seattle, WA 98101

James L. Brill	Onvia, Inc. 509 Olive Way, Suite 400 Seattle, WA 98101

Roger L. Feldman	Onvia, Inc. 509 Olive Way, Suite 400 Seattle, WA 98101

Michael E.S. Frankel	Onvia, Inc. 509 Olive Way, Suite 400 Seattle, WA 98101

Henry G. Riner	Onvia, Inc. 509 Olive Way, Suite 400 Seattle, WA 98101

D. Van Skilling	Onvia, Inc. 509 Olive Way, Suite 400 Seattle, WA 98101

Officers and Employees

The following table sets forth the names of our executive officers (other than Mr. Riner who is listed above) and other employees who are deemed to be “participants” in our solicitation under applicable Securities and Exchange Commission rules and regulations. The principal occupation of each person listed below refers to such person’s position with Onvia, and the business address of Onvia is 509 Olive Way, Suite 500, Seattle, WA 98101.

Name	Principal Occupation
Irvine N. Alpert	Executive Vice President

Cameron S. Way	Chief Financial Officer

Naveen Rajkumar	Senior Vice President and Chief Information Officer

Information Regarding Ownership of Onvia’s Securities by Participants

Except as described in this Appendix II or otherwise in this Proxy Statement, none of the persons listed above in “Directors and Nominees” and “Officers and Employees” owns any debt or equity security issued by Onvia of record that he or she does not also own beneficially. The number of shares of Onvia’s common stock beneficially owned by certain of the persons listed above in “Directors and Nominees” and “Officers and Employees,” as of March 15, 2012, is set forth in the section of the Proxy Statement entitled “Common Stock Ownership of Certain Beneficial Owners and Management.” None of the persons listed above in “Directors and Nominees” and “Officers and Employees” beneficially owns any other class of securities issued by Onvia.

Information Regarding Transactions Involving Onvia’s Securities by Participants

The following table reflects all transactions within the last two fiscal years.

Name	Date	Transaction Description	Number of Shares of Common Stock Acquired (Disposed)
Directors and Nominees
Jeffrey C. Ballowe	02/14/2012 11/25/2011 10/21/2011 08/29/2011 05/19/2011 05/10/2011 02/15/2011 11/23/2010 10/21/2010 05/07/2010	Stock Option Exercise Share Purchase Stock Option Grant Share Purchase Share Purchase Stock Option Grant Stock Option Exercise Share Purchase Stock Option Grant Stock Option Grant	1,500 1,600 5,000 1,250 1,250 1,000 1,117 1,500 5,000 1,000

Robert G. Brown	11/01/2011 11/22/2010 05/23/2011 05/10/2011 11/19/2010 11/01/2010 05/07/2010	Stock Option Grant Share Purchase Share Purchase Stock Option Grant Share Purchase Stock Option Grant Stock Option Grant	10,000 2,000 2,500 1,000 5,649 10,000 1,000

James L. Brill	05/10/2011 03/31/2011 05/07/2010 03/31/2010	Stock Option Grant Stock Option Grant Stock Option Grant Stock Option Grant	1,000 5,000 1,000 5,000

Name	Date	Transaction Description	Number of Shares of Common Stock Acquired (Disposed)
Roger L. Feldman	11/30/2011 05/10/2011 03/31/2011 05/07/2010 03/31/2010	Share Purchase Stock Option Grant Stock Option Grant Stock Option Grant Stock Option Grant	12,866[1] 1,000 5,000 1,000 5,000

Michael E.S. Frankel	11/15/2011 11/16/2011 11/09/2011 08/10/2011 08/09/2011 05/10/2011 11/29/2010 11/09/2010	Share Purchase Share Purchase Stock Option Grant Share Purchase Share Purchase Stock Option Grant Share Purchase Stock Option Grant	2,000 400 5,000 1,600 1,005 1,000 1,500 22,750

Henry G. Riner	10/04/2010	Stock Option Grant	180,000

D. Van Skilling	11/25/2011 11/21/2011 05/17/2011 05/18/2011 05/20/2011 05/23/2011 05/24/2011 05/26/2011 05/10/2011 11/19/2010 05/07/2010	Share Purchase Stock Option Grant Share Purchase Share Purchase Share Purchase Share Purchase Share Purchase Share Purchase Stock Option Grant Stock Option Grant Stock Option Grant	15,500 10,000 1,050 4 16 800 8,016 2,800 1,000 10,000 1,000

Executive Officers (other than Mr. Riner who is listed above)
Irvine N. Alpert	02/09/2012 01/26/2012 08/26/2011 11/01/2011 05/02/2011 11/01/2010 04/30/2010	Stock Option Exercise Stock Option Grant Stock Option Exercise Share Purchase Share Purchase Share Purchase Share Purchase	16,548 25,000 15,375 300[2] 300[2] 300[2] 300[2]

Cameron S. Way	01/26/2012 11/01/2011 09/19/2011 05/02/2011 01/25/2011 01/25/2011 11/01/2010 04/30/2010 04/29/2010	Stock Option Grant Share Purchase Stock Option Exercise Share Purchase RSU Grant Stock Option Grant Share Purchase Share Purchase Stock Option Grant	50,000 300[2] 4,376 300[2] 5,814 10,000 300[2] 300[2] 8,500

Naveen Rajkumar	01/26/2012 01/25/2011 11/09/2010 07/23/2010	Stock Option Grant RSU Grant Stock Option Grant Stock Option Grant	50,000 5,814 10,000 20,000

[1]	Mr. Feldman is a Managing Member of West Creek Capital, LLC, the investment adviser to WC Select LP, which acquired 12,866 shares of Common Stock of Onvia, Inc.
[2]	Acquired under Onvia’s Amended 2000 Employee Stock Purchase Plan.

Miscellaneous Information Regarding Participants

Except as described in this Appendix II or this Proxy Statement, neither any participant nor any of their respective associates or immediate family members was a party to any transaction or series of transactions since

January 1, 2010, or is to be a party to any currently proposed transaction or series of proposed transactions, in which (i) Onvia was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) any participant, associate or immediate family member had or will have a direct or indirect material interest. Furthermore, except as described in this Appendix II or elsewhere in this Proxy Statement, (a) no participant or any of their respective associates directly or indirectly beneficially owns any securities of Onvia or any securities of any parent or subsidiary of Onvia and (b) no participant owns any securities of Onvia of record that such participant does not own beneficially.

Except as described in this Appendix II or this Proxy Statement:

•

No participant or any of their respective associates has any arrangements or understandings with any person with respect to any future employment by Onvia or any of its affiliates or any future transaction to which Onvia or any of its affiliates will or may be a party;

•

No participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Onvia, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

•

No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than, with respect to each of the Board’s nominees, such nominee’s interest in election to the Board of Directors; and

•

There are no material proceedings in which any director or executive officer of Onvia is a party adverse to Onvia or any of its subsidiaries, or has a material interest adverse to Onvia or any of its subsidiaries.

Except as described in this Appendix II or this Proxy Statement, and excluding any director or executive officer of Onvia acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION, DATED APRIL 6, 2012

PROXY FOR ANNUAL STOCKHOLDERS MEETING

To Be Held •, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ONVIA, INC.

The undersigned hereby appoints Henry G. Riner and Cameron S. Way as proxies for the undersigned, with full powers of substitution, with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in ONVIA, INC. at the Annual Stockholders Meeting to be held on —, 2012 at —, local time, at Onvia’s executive offices at 509 Olive Way, Suite 400, Seattle, Washington 98101, and any adjournments, postponements, continuations and reschedulings thereof with all powers the undersigned would possess if personally present. The undersigned hereby revokes any proxy previously given with respect to such stock. The proxies present and acting in person or by their substitutes (or, if only one is present and acting, then that one) may exercise all the powers conferred by this proxy.

This proxy, if properly executed, will be voted in accordance with the instructions given. Unless revoked or otherwise instructed, the shares represented by this proxy will be voted FOR each of the Board’s director nominees, FOR the ratification of the Section 382 Tax Benefits Preservation Plan and in accordance with the discretion of the proxies upon all other matters which may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors presently knows of no other matters to be brought before the meeting. PLEASE DATE AND MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR VOTE BY INTERNET OR TELEPHONE.

(Continued and to be signed on other side)

ONVIA, INC.

VOTE BY INTERNET OR TELEPHONE

24 Hours a Day – 7 Days a Week

It’s Fast and Convenient

INTERNET www.investorvote.com/ONVI	TELEPHONE 1-800-652-VOTE (8683)	MAIL

1. Go to the website listed above 2. Have your proxy card ready 3. Enter your Control Number located above your name and address 4. Follow the simple instructions on the website	1. Use any touch-tone telephone 2. Have your proxy card ready 3. Enter your Control Number above your name and address 4. Follow the simple recorded instructions	1. Mark, sign and date your proxy card 2. Detach your proxy card 3. Return your proxy card in the postage paid envelope provided

Detach proxy card here if you are voting by mail.

▼ DETACH PROXY CARD HERE ▼

Please Detach Here

▼ You Must Detach This Portion of the Proxy Card ▼

Before Returning it in the Enclosed Envelope

Please mark your votes as in this example: ☒

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THIS PROXY. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE BOARD’S THREE DIRECTOR NOMINEES, FOR THE RATIFICATION OF THE SECTION 382 TAX BENEFITS PRESERVATION PLAN AND OTHERWISE IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

1.	To elect as director the nominees set forth below:

☐	FOR the nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for nominee listed below.

Instruction:	To withhold authority to vote for the nominee, strike a line through the nominee’s name below:

01. Jeffrey C. Ballowe

02. Robert G. Brown

03. Michael E.S. Frankel

2. Ratification of the Section 382 Tax Benefits Preservation Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments, postponements, continuations and reschedulings thereof.

The undersigned hereby acknowledges receipt of Onvia’s Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth above.

Date:                         , 2012

Please vote, date, and sign below, and promptly return in the enclosed envelope.

Signature
Date:

Signature
Date:

NOTE: Please sign exactly as the name appears stenciled on this proxy. When signing as attorney, executors, administrators, trustee, or guardian, please set forth your full title. If the stockholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.